UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05594

Exact name of registrant as specified in charter:	Dryden Short-Term Bond Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2005

Date of reporting period:	12/31/2005

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Dryden Short-Term Bond Fund, Inc.

Dryden Short-Term Corporate Bond Fund

DECEMBER 31, 2005	ANNUAL REPORT

FUND TYPE

Debt

OBJECTIVE

High current income consistent with the preservation of principal

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

February 15, 2006

Dear Shareholder:

We hope you find the annual report for the Dryden Short-Term Corporate Bond Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisors and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund (the Fund) is to seek high current income consistent with the preservation of principal. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 3.25% (Class A shares).

Cumulative Total Returns[1] as of 12/31/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	0.86%	23.58%	61.07%	163.75% (161.31)
Class B	0.09	19.34	51.02	77.90
Class C	0.34	20.54	52.55	70.30
Class R	0.63	N/A	N/A	3.57
Class Z	1.12	25.25	N/A	58.91
Lehman Brothers 1–5 Year U.S. Credit Index[3]	1.35	30.75	76.28	***
Lipper Short/Int. Inv.-Grade Debt Funds Avg.[4]	1.16	24.68	63.22	****

Average Annual Total Returns[1] as of 12/31/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	–2.42%	3.64%	4.54%	5.90% (5.84)
Class B	–2.80	3.60	4.21	4.51
Class C	–0.62	3.81	4.31	4.77
Class R	0.63	N/A	N/A	2.18
Class Z	1.12	4.61	N/A	5.26
Lehman Brothers 1–5 Year U.S. Credit Index[3]	1.35	5.51	5.83	***
Lipper Short/Int. Inv.-Grade Debt Funds Avg.[4]	1.16	4.50	5.01	****

Distributions and Yields[1] as of 12/31/05
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.51	4.18%
Class B	$0.42	3.57
Class C	$0.45	3.83
Class R	$0.48	4.27
Class Z	$0.54	4.56

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 3.25%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 3% and 1% respectively. Class R and Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the share classes would have been lower. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately five years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. Without waiver of fees and/or expense reimbursements, the Fund’s returns would have been lower, as indicated in parentheses. Except where noted, the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, 9/1/89; Class B, 12/9/92; Class C, 8/1/94; Class R, 5/17/04; and Class Z, 12/16/96.

3The Lehman Brothers 1–5 Year U.S. Credit Index is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. It gives a broad look at how short- and intermediate-term bonds have performed.

4The Lipper Short/Intermediate Investment-Grade Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Short/Intermediate Investment-Grade Debt Funds category for the periods noted. Funds in the Lipper Average invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years.

Investors cannot invest directly in an index. The returns for the Lehman Brothers 1–5 Year U.S. Credit Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***Lehman Brothers 1–5 Year U.S. Credit Index Closest Month-End to Inception cumulative total returns are 202.80% for Class A, 120.87% for Class B, 101.03% for Class C, 3.91% for Class R, and 67.72% for Class Z. Lehman Brothers 1–5 Year U.S. Credit Index Closest Month-End to Inception average annual total returns are 7.02% for Class A, 6.24% for Class B, 6.31% for Class C, 2.45% for Class R, and 5.91% for Class Z.

****Lipper Average Closest Month-End to Inception cumulative total returns are 165.75% for Class A, 98.85% for Class B, 85.82% for Class C, 3.90% for Class R, and 57.20% for Class Z. Lipper Short/Intermediate Investment-Grade Debt Funds Average Closest Month-End to Inception average annual total returns are 6.15% for Class A, 5.38% for Class B, 5.56% for Class C, 2.44% for Class R, and 5.14% for Class Z.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	3

Your Fund’s Performance (continued)

Five Largest Issues expressed as a percentage of total investments as of 12/31/05
Salomon Brothers Mortgage Securities, Inc., 6.168%, 02/13/10	1.2%
Merrill Lynch & Co., Inc., 4.25%, 02/08/10	1.1
General Elec. Capital Corp., 4.875%, 10/21/10	1.0
Daimler Chrysler North America Holding Inc., 4.05%, 06/04/08	0.9
United States Treasury Notes, 4.375%, 11/15/08	0.9

Issues are subject to change.

Credit Quality* expressed as a percentage of net assets as of 12/31/05
US Government & Agency	1.5%
Aaa	10.3
Aa	13.2
A	27.7
Baa	42.2
Ba	4.1
Not Rated	0.1
Total Investments	99.1
Other assets in excess of liabilities	0.9
Net Assets	100.0

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit Quality is subject to change.

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Investment Subadvisor’s Report

Prudential Investment Management, Inc.

A challenging year for U.S. corporate bonds

The U.S. corporate bond market faced a difficult investment environment in 2005. It had to contend with rising short-term interest rates, a shakeup in the U.S. automotive industry, and concern about an increase in the pace of corporate takeovers heavily financed by debt. Therefore the market turned in a lackluster performance even though most U.S. companies remained solidly profitable as the economic expansion in the United States continued. This was reflected in the scant returns for 2005 of the Fund, the Lehman Brothers 1–5 Year U.S. Credit Index (the Index), and the Lipper Short-Intermediate Investment-Grade Debt Funds Average. For the year, the Fund underperformed the Index, though it should be noted that the Index does not include the effect of mutual fund operating expenses.

Providing a measure of insulation from rising rates

The Federal Reserve (the Fed) continued its campaign to raise short-term rates out of determination to prevent a vibrant U.S. economy from fueling higher inflationary pressures. From June 2004 through December 2005, the target for the federal funds rate on overnight loans between banks was increased 13 times in quarter-point increments, from 1.00% to 4.25%. Eight of the increases occurred in 2005. Short-term bond yields increased with the federal funds rate. For example, yields on U.S. Treasury notes due in two years rose around 130 basis points in 2005 while yields on U.S. Treasury notes due in five years rose around 70 basis points, causing the short end of the U.S. yield curve to flatten. (A basis point is equal to one hundredth of a percentage point.)

We continued to pursue a defensive strategy aimed at minimizing the impact of higher short-term rates on the Fund. It primarily held a combination of very short-term debt securities and a greater concentration of bonds in the five-year maturity range, where yields rose less. This strategy enabled the Fund to achieve our desired level of interest-rate sensitivity.

Exposure to troubled U.S. auto industry weighed on Fund

Diversification remained the crux of our investment strategy. We try to broadly diversify the Fund’s corporate holdings so that no individual bond can have a large impact on its performance. The Fund had exposure to the major corporate sectors (industrials, utilities, and financial institutions) and to sub-sectors such as automotive, telecommunications, banking, and technology, to name a few.

Among the Fund’s corporate bond holdings, auto industry bonds were particularly volatile and detracted from its returns. Conditions in the industry deteriorated in mid-March 2005 when General Motors Corporation (GM) slashed its earnings forecast to reflect its declining share of the U.S. auto market. Stiff competition from foreign auto

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	5

Investment Subadvisor’s Report (continued)

manufacturers and high labor costs hurt GM and Ford Motor Company (Ford) to the extent that their bonds were lowered from investment to speculative grade by rating agencies.

We took a somewhat conservative approach to investing in this sector by largely avoiding bonds of GM and Ford in favor of short-term bonds of their finance subsidiaries, General Motors Acceptance Corporation and Ford Motor Credit Company. These bonds also declined in value as they too were downgraded from investment to speculative grade. Nevertheless, they still performed better than the parent company bonds. The Fund also held short-term bonds of DaimlerChrysler North America that performed better than the debt securities of GM, Ford, or their subsidiaries.

Favorable security selection among crossover bonds helped

Some corporate debt securities are referred to as crossover bonds because they carry a speculative grade rating from one rating agency and an investment grade rating from another rating agency. Our favorable security selection among crossover bonds benefited the Fund. For example, we favored crossover bonds such as J.C. Penney Company debt securities that we believe stand a good chance of having their speculative grade rating raised to investment grade. In December 2005, Moody’s Investors Service announced that it was considering upgrading the credit rating of J.C. Penney bonds to investment grade.

Underweight exposure to leveraged-buyout candidate

Another important development in the corporate bond market during 2005 was an increase in the number of leveraged buyouts (LBOs), which are acquisitions of companies that involve large amounts of borrowed money to help pay for the transactions. The trend was driven partially by the fact that private equity firms have ample money to invest in these activities. LBOs pose a problem for bondholders of a target company that takes on a load of new debt and subsequently has its bonds downgraded by rating agencies, often to speculative grade. Albertson’s Inc. bonds declined sharply in value as private equity firms bid to take over the U.S. supermarket chain in 2005. The Fund had an underweight exposure to Albertson’s bonds that benefited its performance relative to the Index. The Fund purchased bonds in late 2005 after they had declined in value and sold them at a profit shortly after the year ended.

Commercial mortgage-backed securities for yield enhancement

To diversify away from corporate credit risk, we selectively added to the Fund’s holdings of commercial mortgage-backed securities, which are bonds secured by

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mortgage loans on commercial properties such as shopping centers and hotels. Our purchases were highly rated debt securities that provided attractive yields relative to comparable corporate bonds.

Emerging-market bonds another positive for the Fund

To provide further diversification to the Fund, we maintained a modest exposure to emerging-market bonds, which performed well in 2005. A strong global economy boosted investor confidence in the bonds of developing nations. Balance-of-payment positions remained strong in many emerging-market countries, helped by rising commodity and oil prices. In addition, a search for attractive yields in the global-low-interest-rate environment encouraged investment in emerging-market debt securities. Among the Fund’s holdings were bonds of the Mexican government and Petroleos Mexicanos (PEMEX ), the Mexican state-owned petroleum company. Both gained in value on the back of rising oil prices and the Mexican government’s sound fiscal and monetary policies.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2005, at the beginning of the period, and held through the six-month period ended December 31, 2005.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Short-Term Bond Fund, Inc./ Dryden Short-Term Corporate Bond Fund		Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,001.60	0.94%	$4.74
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79

Class B	Actual	$1,000.00	$997.50	1.69%	$8.51
	Hypothetical	$1,000.00	$1,016.69	1.69%	$8.59

Class C	Actual	$1,000.00	$998.80	1.44%	$7.25
	Hypothetical	$1,000.00	$1,017.95	1.44%	$7.32

Class R	Actual	$1,000.00	$1,000.90	1.19%	$6.00
	Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06

Class Z	Actual	$1,000.00	$1,003.90	0.69%	$3.49
	Hypothetical	$1,000.00	$1,021.73	0.69%	$3.52

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2005, and divided by the 365 days in the Fund’s fiscal year ended December 31, 2005 (to reflect the six-month period).

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	9

This Page Intentionally Left Blank

Portfolio of Investments

as of December 31, 2005

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 79.3%

Asset Backed Securities 1.6%
American Express Credit Account Master Trust, Ser. 2004-4, Class C, 144A	Baa2	4.839%(b)	3/15/12	$430	$431,948
American Express Credit Account Master Trust, Ser. 2004-C, Class C, 144A	Baa2	4.869(b)	2/15/12	454	454,989
Citibank Credit Card Issuance Trust, Ser. 2000-A3, Class A3	Aaa	6.875	11/16/09	3,000	3,110,896
DaimlerChrysler Auto Trust, Ser. 2004-B, Class B	A2	3.89	1/08/11	600	583,252
Household Mortgage Loan Trust, Ser. 2004-HC1, Class M	Aa2	4.87(b)	2/20/34	125	124,792
Marlin Leasing Receivables LLC., Ser. 2004-1A, Class A3, 144A	Aaa	3.36	6/15/07	1,000	991,560

					5,697,437

Collateralized Mortgage Obligations 7.1%
Banc of America Commercial Mortgage Inc., Ser. 2004-4, Class A3	AAA(c)	4.128	7/10/42	2,800	2,719,074
Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2004-T14, Class A2	Aaa	4.17	1/12/41	850	830,426
Deutsche Mortgage and Asset Receiving Corp., Ser. 1998-C1, Class B	Aaa	6.664	6/15/31	570	588,078
DLJ Commercial Mortgage Corp., Ser. 2000-CF1, Class A1B	AAA(c)	7.62	6/10/33	900	982,308
GE Capital Commercial Mortgage Corp., Ser. 2005-C3, Class A2	AAA(c)	4.853	7/10/45	1,575	1,563,573

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	11

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

GMAC Commercial Mortgage Securities, Inc., Ser. 2004-C3, Class A3	AAA(c)	4.207%	12/10/41	$1,000	$969,457
Greenwich Capital Commercial Funding Corp., Ser. 2003-C1, Class A2	Aaa	3.285	7/05/35	2,500	2,370,453
GS Mortgage Securities Corp. II, Ser. 1998-C1, Class B	AAA(c)	6.97	10/18/30	1,650	1,728,616
JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2003-CB7, Class A2	Aaa	4.128	1/12/38	1,550	1,500,527
JP Morgan Chase Commercial Mortgage Securites Corp., Ser. 2005-LDP3, Class A2	Aaa	4.851	8/15/42	1,800	1,781,858
LB-UBS Commercial Mortgage Trust, Ser. 2005-C5, Class A2	AAA(c)	4.885	9/15/30	1,800	1,787,086
Merrill Lynch Mortgage Trust, Ser. 2005-CIP1, Class A2	Aaa	4.96	7/12/38	1,800	1,789,721
Morgan Stanley Capital I, Ser. 2005-HQ5, Class A2	AAA(c)	4.809	1/14/42	1,900	1,883,058
Salomon Brothers Mortgage Securities, Inc., Ser. 2001-C2, Class A2	Aaa	6.168	2/13/10	3,900	3,985,185

					24,479,420
CORPORATE BONDS 69.1%

Aerospace/Defense 1.2%
BAE Systems Holdings, Inc., Notes, 144A	Baa2	4.75	8/15/10	820	805,316
Goodrich Corp.	Baa3	7.50	4/15/08	1,210	1,270,397
Northrop Grumman Corp., Gtd. Notes	Baa2	7.125	2/15/11	340	370,496
Raytheon Co.	Baa3	6.00	12/15/10	482	498,641
Raytheon Co.	Baa3	6.15	11/01/08	463	480,513
Raytheon Co., Senior Notes	Baa3	6.55	3/15/10	800	842,978

					4,268,341

See Notes to Financial Statements.

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Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Automotive 3.2%
DaimlerChrysler North America Holding, Inc.	A3	4.05%	6/04/08	$3,315	$3,227,136
DaimlerChrysler North America Holding, Inc.	A3	4.875	6/15/10	260	253,861
DaimlerChrysler North America Holding, Inc., M.T.N.	A3	4.96(b)	9/10/07	980	982,034
Equus Cayman Finance Ltd., Notes (Cayman Islands), 144A	Baa3	5.50	9/12/08	500	501,316
Ford Motor Credit Co.	Baa3	6.50	1/25/07	3,005	2,907,247
General Motors Acceptance Corp., Notes(a)	Ba1	6.125	2/01/07	3,205	3,059,644

					10,931,238

Banking 7.9%
Bank of America Corp., Sub. Notes	Aa2	4.50	8/01/10	2,400	2,358,463
Bank of America Corp., Sub. Notes	Aa3	7.80	2/15/10	1,000	1,104,290
Bank of America Corp., Sub. Notes	Aa3	8.50	1/15/07	1,200	1,241,638
Citicorp, Inc., Sub. Notes	Aa2	7.20	6/15/07	1,600	1,653,773
Citicorp, Inc., Sub. Notes, M.T.N.	Aa2	6.375	11/15/08	100	104,129
Citigroup, Inc.	Aa1	3.625	2/09/09	2,870	2,763,081
Citigroup, Inc.	Aa1	4.60(b)	6/09/09	1,000	1,002,005
Citigroup, Inc.	Aa1	5.00	3/06/07	650	650,956
Citigroup, Inc., Senior Notes	Aa1	4.125	2/22/10	1,185	1,151,233
Credit Suisse First Boston	Aa3	3.875	1/15/09	800	776,601
Credit Suisse First Boston	Aa3	4.875	8/15/10	1,615	1,602,611
Credit Suisse First Boston	Aa3	5.75	4/15/07	1,760	1,778,344
HSBC Bank USA, Senior Notes	Aa2	3.875	9/15/09	1,040	1,002,735
ICICI Bank, Ltd., Notes (Singapore), 144A	Baa3	5.75	11/16/10	440	442,055
JP Morgan Chase & Co.	Aa3	4.244(b)	10/02/09	3,000	3,008,176
JP Morgan Chase & Co., Senior Notes	Aa3	5.25	5/30/07	2,300	2,310,421

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	13

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

JP Morgan Chase & Co., Sub. Notes	A1	6.75%	2/01/11	$500	$535,539
PNC Funding Corp.	A3	6.125	2/15/09	400	412,826
Popular North America Inc., Notes	A3	5.20	12/12/07	670	669,352
Washington Mutual, Inc., Senior Notes	A3	5.625	1/15/07	1,000	1,005,508
Wells Fargo & Co., Senior Notes	Aa1	4.20	1/15/10	1,815	1,766,959

					27,340,695

Brokerage 4.1%
Bear Stearns Cos., Inc.	A1	2.875	7/02/08	970	923,349
Bear Stearns Cos., Inc.	A1	4.55	6/23/10	820	804,648
Goldman Sachs Group, Inc.	Aa3	3.875	1/15/09	1,285	1,247,423
Goldman Sachs Group, Inc.	Aa3	4.125	1/15/08	160	157,544
Goldman Sachs Group, Inc.	Aa3	6.875	1/15/11	935	1,007,249
Lehman Brothers Holdings, Inc.	A1	3.95	11/10/09	1,955	1,882,936
Lehman Brothers Holdings, Inc.	A1	4.00	1/22/08	1,700	1,671,845
Lehman Brothers Holdings, Inc.	A1	4.25	1/27/10	435	424,198
Merrill Lynch & Co., Inc., Notes	Aa3	4.25	2/08/10	4,055	3,944,395
Morgan Stanley Dean Witter	Aa3	3.875	1/15/09	1,080	1,048,234
Morgan Stanley Dean Witter	Aa3	4.00	1/15/10	1,160	1,115,841

					14,227,662

Building Materials & Construction 1.2%
American Standard, Inc.	Baa3	8.25	6/01/09	280	304,620
American Standard, Inc., Gtd. Notes	Baa3	7.625	2/15/10	160	171,980
DR Horton, Inc.	Baa3	5.00	1/15/09	1,000	986,564
Hanson PLC, Senior Unsub. (United Kingdom)	Baa1	7.875	9/27/10	620	685,402
Masco Corp., 144A	Baa1	4.71(b)	3/09/07	810	812,045
RPM International, Inc., Senior Notes	Baa3	4.45	10/15/09	830	795,865
Ryland Group, Inc., Senior Notes	Baa3	5.375	6/01/08	500	499,728

					4,256,204

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Cable 1.5%
Comcast Cable Communications, Inc.	Baa2	6.20%	11/15/08	$800	$821,230
Comcast Cable Communications, Inc.	Baa2	8.375	5/01/07	670	698,683
Comcast Cable Communications, Inc., Senior Notes	Baa2	6.75	1/30/11	700	741,164
Comcast Corp.	Baa2	5.45	11/15/10	255	256,526
Cox Communications, Inc.	Baa3	3.875	10/01/08	585	563,763
Cox Communications, Inc.	Baa3	5.039(b)	12/14/07	830	836,329
Cox Communications, Inc.	Baa3	6.75	3/15/11	390	407,826
TCI Communications, Inc., Senior Notes	Baa2	6.875	2/15/06	750	751,417

					5,076,938

Capital Goods 3.0%
Caterpillar Financial Services Corp.	A2	4.30	6/01/10	1,075	1,046,357
Caterpillar Financial Services Corp.	A2	4.35	3/04/09	1,335	1,315,334
Cooper Cameron Corp., Senior Notes	Baa1	2.65	4/15/07	830	802,497
ERAC USA Finance Co., 144A	Baa1	7.35	6/15/08	830	870,966
ERAC USA Finance Co., Gtd. Notes, 144A	Baa1	5.30	11/15/08	185	185,692
FedEx Corp.	Baa2	3.50	4/01/09	1,000	957,464
Honeywell International, Inc.	A2	7.50	3/01/10	220	241,771
John Deere Capital Corp.	A3	4.50	8/22/07	600	596,264
John Deere Capital Corp., M.T.N.	A3	4.125	1/15/10	1,200	1,165,416
Textron Financial Corp.	A3	4.60	5/03/10	895	881,719
Tyco International Group SA (Luxembourg)	Baa3	6.125	1/15/09	185	189,078
United Technologies Corp., Senior Notes	A2	4.375	5/01/10	1,550	1,525,063
Waste Management, Inc., Senior Notes	Baa3	6.50	11/15/08	540	559,963

					10,337,584

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	15

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Chemicals 1.5%
Dow Chemical Co.	A3	5.00%	11/15/07	$400	$400,486
Dow Chemical Co.	A3	5.75	12/15/08	990	1,015,582
ICI Wilmington, Inc., Gtd. Notes	Baa3	4.375	12/01/08	1,300	1,266,787
Lubrizol Corp., Notes	Baa3	5.875	12/01/08	1,000	1,017,547
Lubrizol Corp., Senior Notes	Baa3	4.625	10/01/09	500	490,062
Potash Corp. of Saskatchewan, Inc. (Canada)	Baa1	7.125	6/15/07	500	514,188
Praxair, Inc.	A3	6.625	10/15/07	500	515,802

					5,220,454

Consumer 0.5%
Cendant Corp., Senior Notes	Baa1	6.25	1/15/08	1,685	1,715,388

Electrical Utilities 4.7%
Appalachian Power Co.	Baa2	3.60	5/15/08	750	726,578
Appalachian Power Co., Senior Notes	Baa2	4.40	6/01/10	1,000	970,462
Commonwealth Edison Co.	Baa2	7.625	1/15/07	1,000	1,024,344
Consolidated Edison Co. of New York, Inc., Senior Notes	A1	4.70	6/15/09	660	655,700
Consumers Energy Co.	Baa3	4.25	4/15/08	1,000	979,416
Consumers Energy Co.	Baa3	4.40	8/15/09	710	689,280
Dominion Resources, Inc.	Baa1	4.75	12/15/10	385	376,259
DTE Energy Co.	Baa2	5.63	8/16/07	810	816,091
East Coast Power LLC, Senior Notes	Baa3	6.737	3/31/08	202	225,297
Empresa Nacional de Electricidad S.A., Bonds, Ser. B (Chile)	Ba1	8.50	4/01/09	460	501,693
FPL Group Capital, Inc.	A2	4.086	2/16/07	1,500	1,485,051
FPL Group Capital, Inc.	A2	5.551	2/16/08	1,050	1,059,104
Pacific Gas & Electric Co.	Baa1	3.60	3/01/09	1,200	1,151,558
PacifiCorp, First Mortgage	A3	4.30	9/15/08	1,000	984,544
PPL Electric Utilities Corp.	Baa1	5.875	8/15/07	500	506,970
Progress Energy, Inc., Senior Notes	A2	4.50	6/01/10	705	690,450

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Public Service Co. of Colorado, Collateral Trust, Ser. 14	A3	4.375%	10/01/08	$1,100	$1,086,206
Puget Energy, Inc.	Baa2	3.363	6/01/08	750	721,670
Tampa Electric Co.	Baa2	5.375	8/15/07	1,100	1,104,727
Xcel Energy, Inc., Senior Notes	Baa1	3.40	7/01/08	620	597,513

					16,352,913

Energy – Integrated 0.4%
ConocoPhillips Co., Notes	A1	8.75	5/25/10	1,060	1,219,320
Union Oil Co. of California, Gtd. Notes	A1	7.35	6/15/09	310	334,455

					1,553,775

Energy – Other 1.0%
Burlington Resources Finance Co. (Canada)	A3	5.70	3/01/07	875	880,164
Delek & Avner Yam Tethys Ltd. (Israel), 144A(d)	Baa3	5.326	8/01/13	468	457,447
Ocean Energy, Inc.	Baa3	4.375	10/01/07	1,180	1,166,625
Valero Energy Corp., Senior Notes	Baa3	3.50	4/01/09	1,000	953,852

					3,458,088

Foods 4.5%
Albertson’s, Inc.	Baa3	7.50	2/15/11	225	229,655
Anheuser-Busch Cos., Inc.	A1	5.125	10/01/08	143	144,226
Bunge Ltd. Finance Corp.	Baa2	4.375	12/15/08	1,500	1,474,118
Cadbury Schweppes US Finance LLC,
Notes, 144A	Baa2	3.875	10/01/08	600	582,673
Campbell Soup Co.	A3	5.50	3/15/07	1,000	1,004,032
Cargill, Inc., Notes, 144A	A2	3.625	3/04/09	500	482,002
Diageo Capital PLC (United Kingdom)	A3	3.375	3/20/08	1,385	1,340,866
Diageo Capital PLC (United Kingdom)	A3	4.375	5/03/10	275	268,227
Fred Meyer, Inc.	Baa2	7.45	3/01/08	830	864,844
General Mills, Inc.	Baa2	5.125	2/15/07	1,700	1,698,541
HJ Heinz Co., Notes, 144A	Baa1	6.428	12/01/08	530	544,453

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	17

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Kellogg Co., Notes, Ser. B	Baa1	6.60%	4/01/11	$805	$861,825
Kraft Foods, Inc.	A3	4.00	10/01/08	1,175	1,146,539
Kraft Foods, Inc., Notes	A3	5.25	6/01/07	1,400	1,405,684
Miller Brewing Co., 144A	Baa1	4.25	8/15/08	1,000	981,391
Safeway, Inc.	Baa2	4.125	11/01/08	520	503,526
Tricon Global Restaurants, Inc., Senior Notes	Baa3	7.65	5/15/08	500	527,723
Wrigley Co.	A1	4.30	7/15/10	1,650	1,619,388

					15,679,713

Foreign Government Bond 1.7%
Export-Import Bank of Korea (The) (South Korea), 144A	A3	4.125	2/10/09	1,530	1,490,382
Korea Development Bank, Notes (South Korea)	A3	4.75	7/20/09	1,210	1,199,607
Pemex Project Funding Master Trust	Baa1	7.875	2/01/09	1,070	1,144,365
Pemex Project Funding Master Trust	Baa1	8.50	2/15/08	750	798,750
Pemex Project Funding Master Trust, 144A	Baa1	9.10	9/15/07	950	1,007,000
Petrobras International Finance Co., Senior Notes (Cayman Island)	Baa1	9.875	5/09/08	300	328,875

					5,968,979

Gaming 1.1%
Harrah’s Operating Co., Inc., Gtd. Notes	Baa3	7.125	6/01/07	1,920	1,968,722
Harrah’s Operating Co., Inc., Gtd. Notes	Baa3	7.50	1/15/09	964	1,021,036
MGM Mirage, Inc., Gtd. Notes	Ba2	6.00	10/01/09	700	695,625

					3,685,383

Health Care & Pharmaceutical 2.1%
Anthem, Inc.	Baa1	3.50	9/01/07	510	497,498
Baxter International, Inc., Senior Unsec. Notes	Baa1	5.196	2/16/08	720	722,118
Genentech, Inc.	A1	4.40	7/15/10	1,500	1,473,431
Hospira, Inc., Notes	Baa3	4.95	6/15/09	670	665,713

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Medtronics Inc., 144A	A1	4.375%	9/15/10	$1,100	$1,077,777
Quest Diagnostics, Inc., 144A	Baa2	5.125	11/01/10	535	534,848
Wellpoint, Inc., Notes	Baa1	4.25	12/15/09	1,000	974,036
Wyeth	Baa1	4.375	3/01/08	730	721,671
Wyeth	Baa1	6.95	3/15/11	520	560,957

					7,228,049

Insurance 1.8%
American International Group	Aa2	4.70	10/01/10	2,000	1,971,072
ING Security Life Institutional Funding, 144A	Aa3	4.25	1/15/10	1,100	1,072,125
Marsh & McLennan Cos., Inc.	Baa2	3.625	2/15/08	500	484,568
Principal Life Income Funding Trust	Aa2	5.20	11/15/10	740	745,741
Travelers Property Casualty Corp., Senior Notes	A3	3.75	3/15/08	1,100	1,072,842
Unitrin Inc.	Baa1	5.75	7/01/07	910	915,912

					6,262,260

Lodging 0.8%
Carnival Corp., Gtd. Notes (Panama)	A3	3.75	11/15/07	1,155	1,129,040
Carnival PLC, Notes (United Kingdom)	A3	7.30	6/01/07	440	453,060
Royal Caribbean Cruises Ltd., Senior Notes (Liberia)	Ba1	8.00	5/15/10	1,000	1,086,117

					2,668,217

Media & Entertainment 1.0%
AMFM, Inc.	Baa3	8.00	11/01/08	820	871,783
News America Holdings, Inc.	Baa2	7.375	10/17/08	875	923,699
Time Warner, Inc., Gtd. Notes	Baa1	6.75	4/15/11	775	813,819
Viacom, Inc.	Baa3	7.70	7/30/10	905	976,862

					3,586,163

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	19

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Metals 0.5%
Alcan Aluminum Ltd. (Canada)	Baa1	6.25%	11/01/08	$815	$841,675
BHP Billiton Finance USA Ltd. (Australia)	A1	5.00	12/15/10	825	825,101

					1,666,776

Non Captive Finance 7.4%
American Express Credit Corp.	Aa3	5.00	12/02/10	1,100	1,100,756
Berkshire Hathaway Finance Corp.	Aaa	4.125	1/15/10	1,100	1,068,909
Capital One Bank	A3	4.25	12/01/08	690	674,003
CIT Group, Inc., Senior Notes	A2	4.25	2/01/10	555	539,998
CIT Group, Inc., Senior Notes	A2	5.50	11/30/07	2,285	2,307,436
Countrywide Home Loans, Inc.	A3	4.125	9/15/09	500	481,624
Countrywide Home Loans, Inc.	A3	4.25	12/19/07	1,930	1,903,132
General Electric Capital Corp.	Aaa	3.75	12/15/09	1,600	1,535,072
General Electric Capital Corp.	Aaa	4.00	6/15/09	1,100	1,067,674
General Electric Capital Corp., Notes, Ser. M.T.N.	Aaa	4.875	10/21/10	3,325	3,317,633
General Electric Capital Corp., Notes, Ser. M.T.N.	Aaa	6.125	2/22/11	680	715,395
Household Finance Corp.	A1	4.125	12/15/08- 11/16/09	2,300	2,231,592
HSBC Finance Corp.	A1	4.75	5/15/09- 4/15/10	3,165	3,125,539
HSBC Finance Corp., M.T.N.	A1	4.125	3/11/08	805	790,879
International Lease Finance Corp.	A1	4.50	5/01/08	660	652,415
International Lease Finance Corp.	A1	4.75	7/01/09	700	688,111
International Lease Finance Corp., Senior Notes	A1	5.00	4/15/10	860	855,395

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

International Lease Finance Corp., Unsub. Notes	A1	3.50%	4/01/09	$30	$28,556
MBNA America Bank	Aa1	4.625	8/03/09	445	441,523
Residential Capital Corp., Senior Unsec. Notes	Baa3	6.375	6/30/10	1,010	1,026,276
SLM Corp., M.T.N.	A2	3.625	3/17/08	1,235	1,203,906

					25,755,824

Paper 0.2%
International Paper Co.	Baa3	4.25	1/15/09	740	718,189
Weyerhaeuser Co.	Baa2	6.125	3/15/07	203	205,964

					924,153

Pipelines & Other 1.5%
Atmos Energy Corp.	Baa3	4.525(b)	10/15/07	790	790,838
Duke Energy Field Services LLC, Notes	Baa2	7.875	8/16/10	700	774,159
Enterprise Products Operating LP, Senior Notes	Baa3	4.00	10/15/07	750	734,328
Enterprise Products Operating LP, Senior Notes	Baa3	4.625	10/15/09	720	702,243
Oneok, Inc., Senior Unsec. Notes	Baa2	5.51	2/16/08	880	883,478
Panhandle Eastern Pipe Line Co., Senior Notes	Baa3	2.75	3/15/07	1,000	972,385
Sempra Energy, Senior Notes	Baa1	4.621	5/17/07	270	268,087

					5,125,518

Railroads 1.8%
Canadian National Railway Co. (Canada)	A3	4.25	8/01/09	720	703,498
CSX Corp.	Baa2	4.875	11/01/09	300	297,767
CSX Corp.	Baa2	7.45	5/01/07	1,100	1,133,813
Norfolk Southern Corp., Senior Notes	Baa1	6.00	4/30/08	1,700	1,732,187
Union Pacific Corp.	Baa2	5.75	10/15/07	700	709,668
Union Pacific Corp.	Baa2	6.65	1/15/11	500	532,595
Union Pacific Corp., M.T.N.	Baa2	6.79	11/09/07	1,000	1,032,175

					6,141,703

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	21

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Real Estate Investment Trust 2.3%
Archstone-Smith Trust	Baa1	5.00%	8/15/07	$875	$874,518
BRE Properties, Inc., Senior Notes	Baa2	4.875	5/15/10	700	690,750
Duke Realty LP	Baa1	3.50	11/01/07	800	778,325
EOP Operating LP	Baa2	4.65	10/01/10	575	557,124
EOP Operating LP	Baa2	6.763	6/15/07	500	510,392
EOP Operating LP, Senior Notes	Baa2	6.75	2/15/08	700	723,727
Equity One, Inc., Gtd. Notes	Baa3	3.875	4/15/09	500	474,823
ERP Operating LP	Baa1	4.75	6/15/09	650	642,461
IRT Property Co., Senior Notes	Baa3	7.25	8/15/07	370	383,168
Mack-Cali Realty LP, Notes	Baa2	7.25	3/15/09	585	617,125
Shurgard Storage Centers, Inc.	Baa3	7.625	4/25/07	750	764,928
Simon Property Group LP	Baa1	4.60	6/15/10	1,100	1,072,336

					8,089,677

Retail 3.1%
CVS Corp.	A3	4.00	9/15/09	1,175	1,130,092
Federated Department Stores, Inc., Senior Notes	Baa1	6.625	9/01/08	1,300	1,347,271
Gap, Inc. (The), Notes	Baa3	6.90	9/15/07	1,725	1,762,606
Home Depot, Inc. (The), Senior Notes	Aa3	3.75	9/15/09	1,100	1,061,356
JC Penney Co., Inc.	Ba1	7.375	8/15/08	300	315,358
May Department Stores Co., Notes	Baa1	3.95	7/15/07	1,425	1,401,234
Target Corp., Senior Unsec. Notes	A2	7.50	8/15/10	1,000	1,106,029
Wal-Mart Stores, Inc.	Aa2	4.125	7/01/10	2,855	2,767,368

					10,891,314

Sovereign 1.0%
Republic of South Africa (South Africa)	Baa1	9.125	5/19/09	700	784,875
United Mexican States (Mexico)	Baa1	9.875	2/01/10	2,225	2,609,925

					3,394,800

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Technology 1.9%
Affiliated Computer Services, Inc.	Baa1	4.70%	6/01/10	$770	$703,524
Computer Assoc. International, Inc., Senior Notes, 144A	Ba1	4.75	12/01/09	1,150	1,121,384
Equifax, Inc., Notes	Baa1	4.95	11/01/07	1,040	1,039,348
First Data Corp., M.T.N.	A1	6.375	12/15/07	275	281,028
First Data Corp., Senior Notes	A1	4.50	6/15/10	1,000	965,679
Fiserv, Inc.	Baa2	4.00	4/15/08	650	631,181
Hewlett-Packard Co.	A3	5.50	7/01/07	500	504,040
Motorola, Inc., Notes	Baa2	4.608	11/16/07	750	745,314
Motorola, Inc., Senior Notes	Baa2	8.00	11/01/11	425	487,357

					6,478,855

Telecommunications 6.2%
Alltel Corp.	A2	4.656	5/17/07	420	418,095
America Movil SA de CV (Mexico)	A3	4.841(b)	4/27/07	1,000	1,002,000
AT&T Wireless Services, Inc., Senior Notes	Baa2	7.50	5/01/07	400	413,482
AT&T Wireless Services, Inc., Senior Notes	Baa2	7.875	3/01/11	505	566,638
BellSouth Corp., Notes	A2	4.20	9/15/09	1,545	1,500,790
British Telecom PLC, Unsub. Notes (United Kingdom)	Baa1	7.00	5/23/07	950	974,720
CenturyTel Inc., Senior Notes	Baa2	4.628	5/15/07	1,000	990,434
Deutsche Telekom International Finance (Netherlands)	A3	3.875	7/22/08	1,210	1,181,826
GTE Corp.	Baa1	7.51	4/01/09	820	870,510
Koninklijke (Royal) KPN NV, Senior Unsub. Notes (Netherlands)	Baa1	8.00	10/01/10	575	631,493
SBC Communications, Inc.	A2	4.125	9/15/09	1,250	1,207,029
Sprint Capital Corp.	Baa2	6.125	11/15/08	750	771,233
Sprint Capital Corp.	Baa2	6.375	5/01/09	590	612,360

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	23

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Telecom Italia Capital SA (Luxembourg)	Baa2	4.00%	1/15/10	$650	$619,091
Telecom Italia Capital SA (Luxembourg)	Baa2	4.00	11/15/08	1,500	1,454,690
Telecomunicaciones de Puerto Rico, Inc., Gtd. Notes (Puerto Rico)	Baa1	6.65	5/15/06	2,090	2,101,671
TELUS Corp., Notes (Canada)	Baa2	7.50	6/01/07	1,488	1,536,561
Verizon Global Funding Corp.	A3	6.125	6/15/07	3,000	3,050,960
Verizon Global Funding Corp.	A3	7.25	12/01/10	725	786,719
Vodafone Group PLC, Senior Notes (United Kingdom)	A2	7.75	2/15/10	750	821,450

					21,511,752

Tobacco
Altria Group, Inc.	Baa2	5.625	11/04/08	30	30,411

Total corporate bonds					239,828,827

U.S. TREASURY SECURITIES 1.5%
United States Treasury Notes		4.25	11/30/07	675	673,022
United States Treasury Notes		4.375	11/15/08- 12/15/10	4,455	4,456,508

					5,129,530

Total long-term investments (cost $277,762,776)					275,135,214

SHORT-TERM INVESTMENTS 19.8%
CORPORATE BONDS 19.7%

Aerospace/Defense 0.4%
McDonnell Douglas Corp.	A3	6.875	11/01/06	1,500	1,521,371

Airlines 0.6%
Southwest Airlines Co.	Aa2	5.496	11/01/06	2,000	2,008,271

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Automotive 2.1%
DaimlerChrysler North America Holding, Inc.	A3	6.40%	5/15/06	$1,860	$1,869,224
DaimlerChrysler North America Holding, Inc., M.T.N.	A3	4.99	5/24/06	690	690,886
Ford Motor Co.	Ba1	8.875	4/01/06	1,000	995,000
Ford Motor Credit Co.	Baa3	6.875	2/01/06	3,775	3,766,792

					7,321,902

Banking 0.5%
Santander Finance Issuances (Cayman Islands)	A1	7.25	5/30/06	1,000	1,009,195
Washington Mutual, Inc., Senior Notes	A3	7.50	8/15/06	700	710,625

					1,719,820

Brokerage 0.1%
Charles Schwab Corp., Senior Notes, M.T.N.	A2	6.21	5/01/06	500	502,323

Cable 0.5%
Continental Cablevision, Inc., Senior Notes	Baa2	8.30	5/15/06	1,860	1,882,547

Capital Goods 0.9%
Black & Decker Corp.	Baa2	7.00	2/01/06	755	756,177
Tyco International Group SA (Luxembourg)	Baa3	5.80	8/01/06	1,370	1,375,732
Waste Management, Inc.	Baa3	7.00	10/15/06	1,000	1,013,744

					3,145,653

Commercial Services 0.4%
Cendant Corp., Notes	Baa1	6.875	8/15/06	1,430	1,444,678

Electric 0.2%
Duke Capital LLC, Senior Notes	Baa3	4.331	11/16/06	750	744,778

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	25

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Electrical Utilities 2.5%
Dominion Resources, Inc., Senior Notes	Baa1	3.66%	11/15/06	$790	$780,726
Energy East Corp.	Baa2	5.75	11/15/06	1,000	1,006,509
FirstEnergy Corp., Notes, Ser. A	Baa3	5.50	11/15/06	1,500	1,505,391
NiSource, Inc.	Baa3	3.628	11/01/06	900	890,284
Progress Energy, Inc., Senior Notes	Baa2	6.75	3/01/06	400	401,235
PSEG Power, LLC	Baa1	6.875	4/15/06	1,585	1,593,208
Southern California Edison Co.	A3	4.43(b)	1/13/06	420	419,994
TXU Corp., Notes	Ba1	4.446	11/16/06	1,000	992,316
Virginia Electric & Power Co., Senior Notes	A3	5.75	3/31/06	1,100	1,102,488

					8,692,151

Foods 1.5%
ConAgra Foods, Inc.	Baa1	6.00	9/15/06	1,000	1,006,925
Kraft Foods, Inc., Notes	A3	4.625	11/01/06	2,250	2,242,931
Kroger, Inc., Senior Notes	Baa2	8.15	7/15/06	1,000	1,015,087
Tricon Global Restaurants, Inc., Senior Notes	Baa3	8.50	4/15/06	1,000	1,009,770

					5,274,713

Health Care & Pharmaceutical 0.9%
HCA, Inc., Notes	Ba2	7.125	6/01/06	1,900	1,915,580
Quest Diagnostics, Inc.	Baa2	6.75	7/12/06	1,350	1,361,894

					3,277,474

Insurance 1.0%
Allstate Corp.	A1	5.375	12/01/06	1,250	1,253,791
Hartford Financial Services Group, Inc., Senior Notes	A3	2.375	6/01/06	725	717,970
Metlife, Inc., Senior Notes	A2	5.25	12/01/06	1,500	1,502,381

					3,474,142

Media & Entertainment 2.5%
British Sky Broadcasting PLC, Gtd. Notes (United Kingdom)	Baa2	7.30	10/15/06	1,000	1,016,181

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Clear Channel Communications, Inc., Senior Notes	Baa3	6.00%	11/01/06	$790	$796,442
Liberty Media Corp., Senior Notes	Ba1	5.991	9/17/06	751	755,363
Reed Elsevier Capital, Inc.	A3	6.125	8/01/06	800	804,703
Time Warner, Inc.	Baa1	6.125	4/15/06	1,900	1,905,713
Time Warner, Inc.	Baa1	8.11	8/15/06	1,000	1,017,254
Walt Disney Co., M.T.N.	Baa1	5.50	12/29/06	925	929,220
Walt Disney Co., Senior Notes	Baa1	6.75	3/30/06	1,475	1,482,033

					8,706,909

Non Captive Finance 1.4%
Capital One Bank, Senior Notes	A3	6.875	2/01/06	1,845	1,848,356
International Lease Finance Corp.	A1	2.95	5/23/06	1,200	1,192,062
MBNA America Bank	Aa1	6.50	6/20/06	1,835	1,849,111

					4,889,529

Paper 0.3%
Boise Cascade Corp., M.T.N.	Ba2	7.45	6/19/06	1,000	1,008,800

Railroads 0.3%
Union Pacific Corp.	Baa2	6.70	12/01/06	920	933,616

Real Estate Investment Trust 0.2%
Simon Property Group LP	Baa1	7.375	1/20/06	595	595,752

Sovereign 0.3%
United Mexican States (Mexico)	Baa1	8.50	2/01/06	965	967,662

Technology 0.3%
Sun Microsystems, Inc., Senior Notes	Ba1	7.50	8/15/06	1,000	1,013,758

Telecommunications 2.4%
AT&T Wireless Services, Inc., Senior Notes	Baa2	7.35	3/01/06	2,000	2,008,284

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	27

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Citizens Communications Co.	Ba3	7.60%	6/01/06	$650	$657,313
France Telecom SA (France)	A3	7.45	3/01/06	1,860	1,867,338
Sprint Capital Corp.	Baa2	7.125	1/30/06	2,645	2,649,650
Sprint Capital Corp., Gtd. Notes	Baa2	4.78	8/17/06	1,000	999,197

					8,181,782

Tobacco 0.4%
Altria Group, Inc.	Baa2	6.95	6/01/06	1,300	1,310,162

Total corporate bonds					68,617,793

				Shares

MONEY MARKET MUTUAL FUND 0.1%
Dryden Core Investment Fund—Taxable Money Market Series (cost $318,689; Note 3)(e)				318,689	318,689

Total short-term investments (cost $71,872,469)					68,936,482

Total Investments 99.1% (cost $349,635,245; Note 5)					344,071,696
Other assets in excess of liabilities(f) 0.9%					2,940,066

Total Net Assets 100.0%					$347,011,762

*	The Fund’s current prospectus contains a description of Moody’s and Standard & Poor’s ratings.

144A—Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Segregated as collateral for financial futures contracts.
(b)	Floating rate bond. The coupon is indexed to a floating interest rate. The rate shown is the rate at December 31, 2005.
(c)	Standard & Poor’s rating.
(d)	Indicates a restricted security; the aggregate cost of the restricted security is $468,250. The aggregate value, $457,447, is approximately 0.1% of net assets.

See Notes to Financial Statements.

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(e)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(f)	Other assets in excess of liabilities include net unrealized appreciation of financial futures and credit default swap agreements as follows:

Details of open financial futures contracts at December 31, 2005:

Number of Contracts	Type	Expiration Date	Current Value	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions
344	U.S. T-Notes 5 yr	Mar. 06	$36,582,250	$36,475,090	$107,160
15	U.S. T-Notes 2 yr	Mar. 06	3,077,812	3,078,842	(1,030)

					$106,130

Details of the credit default swap outstanding as of December 31, 2005:

Counterparty(1)	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation
Morgan Stanley Capital Services	12/20/2009	$830	0.60%	RPM International, Inc.	$1,473

(1)	The Fund pays a fixed rate and receives par from the counterparty in the event that the underlying bond defaults.

LP—Limited Partnership

LLC—Limited Liability Company

M.T.N.—Medium Term Note

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	29

Portfolio of Investments

as of December 31, 2005 Cont’d.

The industry classification of portfolio holdings and other liabilities in excess of assets shown as a percentage of net assets as of December 31, 2005 was as follows:

Non Captive Finance	8.8%
Telecommunications	8.6
Banking	8.4
Electrical Utilities	7.2
Collateralized Mortgage Obligations	7.1
Foods	6.0
Automotive	5.3
Brokerage	4.2
Capital Goods	3.9
Media & Entertainment	3.5
Retail	3.1
Health Care & Pharmaceutical	3.0
Insurance	2.8
Real Estate Investment Trust	2.5
Technology	2.2
Railroads	2.1
Cable	2.0
Foreign Government Bond	1.7
Aerospace/Defense	1.6
Asset Backed Securities	1.6
Chemicals	1.5
Pipelines & Other	1.5
U.S. Treasury Securities	1.5
Sovereign	1.3
Building Materials & Construction	1.2
Gaming	1.1
Energy—Other	1.0
Lodging	0.8
Airlines	0.6
Consumer	0.5
Metals	0.5
Paper	0.5
Commercial Services	0.4
Energy—Integrated	0.4
Tobacco	0.4
Electric	0.2
Money Market Mutual Fund	0.1

99.1
Other assets in excess of liabilities	0.9

100.0%

See Notes to Financial Statements.

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Financial Statements

DECEMBER 31, 2005	ANNUAL REPORT

Dryden Short-Term Corporate Bond Fund

Statement of Assets and Liabilities

as of December 31, 2005

Assets
Investments at value:
Unaffiliated investments (cost $349,316,556)	$343,753,007
Affiliated investments (cost $318,689)	318,689
Dividends and interest receivable	4,397,908
Receivable for Fund shares sold	1,042,100
Prepaid expenses	16,857
Unrealized appreciation on credit default swaps	1,473

Total assets	349,530,034

Liabilities
Payable for capital stock repurchased	1,591,595
Payable to custodian	361,538
Accrued expenses	148,030
Management fee payable	118,794
Dividends payable	107,978
Distribution fee payable	106,741
Transfer agent fee payable	55,119
Deferred directors’ fees	14,494
Payable to broker—variation margin	13,983

Total liabilities	2,518,272

Net Assets	$347,011,762

Net assets were comprised of:
Common stock, at par	$320,461
Paid-in capital in excess of par	371,145,176

371,465,637
Undistributed Net Investment Income	31,335
Accumulated net realized loss on investments	(19,029,264)
Net unrealized depreciation on investments	(5,455,946)

Net assets December 31, 2005	$347,011,762

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($213,358,976 ÷ 19,710,656 shares of common stock issued and outstanding)	$10.82
Maximum sales charge (3.25% of offering price)	.36

Maximum offering price to public	$11.18

Class B
Net asset value, offering price and redemption price per share ($41,733,494 ÷ 3,855,583 shares of common stock issued and outstanding)	$10.82

Class C
Net asset value, offering price and redemption price per share ($38,264,166 ÷ 3,535,059 shares of common stock issued and outstanding)	$10.82

Class R
Net asset value, offering price and redemption price per share ($3,483 ÷ 322 shares of common stock issued and outstanding)	$10.82

Class Z
Net asset value, offering price and redemption price per share ($53,651,643 ÷ 4,944,496 shares of common stock issued and outstanding)	$10.85

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	33

Statement of Operations

Year Ended December 31, 2005

Net Investment Income
Income
Interest income (net of foreign withholding taxes of $6,823)	$16,117,572
Affiliated dividend income	161,820

Total income	16,279,392

Expenses
Management fee	1,469,335
Distribution fee—Class A	524,089
Distribution fee—Class B	512,539
Distribution fee—Class C	347,867
Distribution fee—Class R	13
Transfer agent’s fee and expenses (including affiliated expense of $424,500)	576,000
Custodian’s fees and expenses	133,000
Reports to shareholders	104,000
Registration fees	66,000
Legal fees and expenses	47,000
Audit fee	23,000
Directors’ fees	16,000
Insurance	11,000
Miscellaneous	15,525

Total expenses	3,845,368

Net investment income	12,434,024

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(1,492,075)
Financial futures transactions	(416,855)
Credit default Swap	5,958

(1,902,972)

Net change in unrealized appreciation (depreciation) on:
Investments	(8,006,622)
Financial futures contracts	(83,860)
Credit default swap	(11,511)

(8,101,993)

Net loss on investments	(10,004,965)

Net Increase In Net Assets Resulting From Operations	$2,429,059

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended December 31,
	2005	2004
Increase In Net Assets
Operations:
Net investment income	$12,434,024	$10,428,797
Net realized gain (loss) on investments	(1,902,972)	1,848,530
Net change in unrealized appreciation (depreciation) on investments	(8,101,993)	(6,276,203)

Net increase in net assets resulting from operations	2,429,059	6,001,124

Dividends from net investment income (Note 1)
Class A	(9,518,863)	(6,943,474)
Class B	(1,937,370)	(2,416,516)
Class C	(1,868,922)	(2,429,764)
Class R	(117)	(40)
Class Z	(2,873,067)	(3,127,378)

	(16,198,339)	(14,917,172)

Fund share transactions (net of share conversions) ( Note 6)
Net proceeds from shares sold	111,663,963	175,770,352
Net asset value of shares issued in reinvestment of dividends	12,626,044	11,286,091
Cost of shares reacquired	(137,793,977)	(120,143,133)

Net increase (decrease) in net assets from Fund share transactions	(13,503,970)	66,913,310

Total increase (decrease)	(27,273,250)	57,997,262

Net Assets:
Beginning of year	374,285,012	316,287,750

End of year(a)	$347,011,762	$374,285,012

(a) Includes undistributed net investment income of:	$31,335	$125,860

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	35

Notes to Financial Statements

Dryden Short-Term Bond Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund consists of two portfolios—the Dryden Ultra Short Bond Portfolio and the Dryden Short-Term Corporate Bond Fund (the “Portfolio”). The financial statements of the other portfolio are not presented herein. The Portfolio’s investment objective is high current income consistent with the preservation of principal. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in bonds of corporations with maturities of six years or less. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Portfolio in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the

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nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, there were no securities whose values were adjusted in accordance with procedures approved by the Board of Directors.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in more than sixty days are valued at current market quotations. Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	37

Notes to Financial Statements

Cont’d

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Swaps: The Fund may enter into swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (Market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between a Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Swap agreements involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis.

Net investment income or loss, (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. The Fund’s expenses are allocated to the

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respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level or class level.

Dividends and Distributions: The Fund expects to pay dividends of net investment income monthly and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Federal Income Taxes: For federal income tax purposes, each portfolio in the Fund is treated as a separate tax paying entity. It is the Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement on behalf of the Portfolio with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Portfolio. In connection therewith, PIM is obligated to keep certain books and records of the Portfolio. PI pays for the services of PIM, the cost of compensation of officers of the Portfolio, occupancy and certain clerical and bookkeeping costs of the Portfolio. The Portfolio bears all other cost and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .40 of 1% of the average daily net assets of the Portfolio.

The Portfolio has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, and Class Z shares of the Portfolio. The Portfolio compensates PIMS for distributing and servicing the Portfolio’s Class A, Class B, Class C, and Class R shares

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	39

Notes to Financial Statements

Cont’d

pursuant to plans of distribution, (the “Class A, B, C, and R Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Portfolio.

Pursuant to the Class A, B, C, and R Plans, the Portfolio compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%, 1%, and .75 of 1% of the average daily net assets of the Class A, B, C, and R shares, respectively. For the year ended December 31, 2005, PIMS contractually agreed to limit such fees to .25 of 1%, .75 of 1%, and .50 of 1% of the average daily net assets of the Class A shares, Class C, and Class R shares, respectively.

PIMS has advised the Portfolio that it received approximately $112,500 in front-end sales charges resulting from sales of Class A shares, for the year ended December 31, 2005. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Portfolio that during the year ended December 31, 2005, it received approximately $99,900 and $12,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“The Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. For the period October 29, 2004 through October 28, 2005, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA was to be incurred at market rates. The Fund pays a commitment fee of .075 of 1% of the unused portion of the SCA. The commitment fee was accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemption. The expiration date of the SCA was October 28, 2005. Effective October 29, 2005, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds paid a commitment fee of .0725 of 1% of the unused portion of the revised credit agreement. The expiration of the revised SCA is October 27, 2006, The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2005.

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Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. The transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Portfolio pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Portfolio incurred approximately $86,900 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Portfolio invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2005, the Portfolio earned income of $161,820 from the Series by investing its excess cash.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2005, aggregated $263,346,711 and $272,856,261, respectively. United States government securities represent $114,358,103 and $119,119,345 of those purchases and sales, respectively.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income and accumulated net realized loss on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investments. For the year ended December 31, 2005, the adjustments were to increase accumulated net realized loss on investments and increase undistributed net investment income by $3,669,790 due to the difference in the treatment of market discount accretion and premium amortization between financial and tax reporting. Net investment income, net realized loss and net assets were not affected by this change.

For the years ended December 31, 2005 and 2004, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets of $16,198,339 and $14,917,172, respectively, were from ordinary income.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	41

Notes to Financial Statements

Cont’d

As of December 31, 2005, the accumulated undistributed earnings on a tax basis was $45,994 which was from ordinary income.

For federal income tax purposes, the Portfolio had a capital loss carryforward at December 31, 2005 of approximately $12,467,000 of which $1,537,000 expires in 2007, $1,933,000 expires in 2008, $3,635,000 expires in 2010 and $5,362,000 expires in 2013. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

In addition, as of December 31, 2005, the Fund elected to treat post-October capital losses of approximately $784,000 incurred in the two month period ended December 31, 2005 as having been incurred in the following fiscal year.

The United States federal income tax basis of the Portfolio’s investments and the net unrealized depreciation as of December 31, 2005 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Adjustment	Total Net Unrealized Depreciation
$355,307,407	$299,269	$(11,534,980)	$(11,235,711)	$1,474	$(11,234,237)

The difference between book and tax basis was primarily attributable to deferred losses on wash sales and differences in the treatment of discount amortization for book and tax purposes.

Note 6. Capital

The Portfolio offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. All investors who purchased Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge (CDSC) of 1% during the first twelve months. Class B shares automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R shares are available to certain retirement plans,

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clearing and settlement firms. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 312.5 million authorized shares of $.01 par value common stock, divided into five classes for each portfolio, designated Class A, Class B, Class C, Class R and Class Z common stock, each of which consists of 62,500,000 authorized shares for each portfolio. As of December 31, 2005, 234 shares of Class R were owned by Prudential.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2005:
Shares sold	7,867,273	$86,803,584
Shares issued in reinvestment of dividends	646,162	7,094,593
Shares reacquired	(6,013,331)	(66,031,890)

Net increase (decrease) in shares outstanding before conversion	2,500,104	27,866,287
Shares issued upon conversion from Class B	440,390	4,839,816

Net increase (decrease) in shares outstanding	2,940,494	$32,706,103

Year ended December 31, 2004:
Shares sold	8,632,750	$98,178,847
Shares issued in reinvestment of dividends	438,782	4,982,985
Shares reacquired	(3,598,308)	(40,921,294)

Net increase (decrease) in shares outstanding before conversion	5,473,224	62,240,538
Shares issued upon conversion from Class B	409,008	4,645,850

Net increase (decrease) in shares outstanding	5,882,232	$66,886,388

Class B
Year ended December 31, 2005:
Shares sold	506,702	$5,585,008
Shares issued in reinvestment of dividends	132,920	1,460,951
Shares reacquired	(1,532,857)	(16,840,563)

Net increase (decrease) in shares outstanding before conversion	(893,235)	(9,794,604)
Shares reacquired upon conversion into Class A	(440,506)	(4,839,816)

Net increase (decrease) in shares outstanding	(1,333,741)	$(14,634,420)

Year ended December 31, 2004:
Shares sold	1,457,701	$16,592,133
Shares issued in reinvestment of dividends	161,885	1,840,706
Shares reacquired	(1,703,725)	(19,355,374)

Net increase (decrease) in shares outstanding before conversion	(84,139)	(922,535)
Shares reacquired upon conversion into Class A	(409,008)	(4,645,850)

Net increase (decrease) in shares outstanding	(493,147)	$(5,568,385)

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	43

Notes to Financial Statements

Cont’d

Class C	Shares	Amount
Year ended December 31, 2005:
Shares sold	399,353	$4,405,889
Shares issued in reinvestment of dividends	121,525	1,335,971
Shares reacquired	(1,821,194)	(20,032,757)

Net increase (decrease) in shares outstanding	(1,300,316)	$(14,290,897)

Year ended December 31, 2004:
Shares sold	757,176	$8,643,243
Shares issued in reinvestment of dividends	151,137	1,718,872
Shares reacquired	(1,700,449)	(19,324,869)

Net increase (decrease) in shares outstanding	(792,136)	$(8,962,754)

Class R
Year ended December 31, 2005:
Shares sold	87	$945
Shares issued in reinvestment of dividends	11	118
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	98	$1,063

Year ended December 31, 2004:*
Shares sold	220	$2,500
Shares issued in reinvestment of dividends	4	40

Net increase (decrease) in shares outstanding	224	$2,540

Class Z
Year ended December 31, 2005:
Shares sold	1,348,677	$14,868,537
Shares issued in reinvestment of dividends	248,093	2,734,411
Shares reacquired	(3,158,389)	(34,888,767)

Net increase (decrease) in shares outstanding	(1,561,619)	$(17,285,819)

Year ended December 31, 2004:
Shares sold	4,583,870	$52,353,629
Shares issued in reinvestment of dividends	240,892	2,743,488
Shares reacquired	(3,552,902)	(40,541,596)

Net increase (decrease) in shares outstanding	1,271,860	$14,555,521

*	Commenced operations on May 17,2004.

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Financial Highlights

DECEMBER 31, 2005	ANNUAL REPORT

Dryden Short-Term Corporate Bond Fund

Financial Highlights

Class A
Year Ended December 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.23

Income (loss) from investment operations:
Net investment income	.39
Net realized and unrealized gain (loss) on investment transactions	(.29)

Total from investment operations	.10

Less Distributions:
Dividends from net investment income	(.51)

Net asset value, end of year	$10.82

Total Return(a):	.86%
Ratios/Supplemental Data:
Net assets, end of year (000)	$213,359
Average net assets (000)	$209,594
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	.92%
Expenses, excluding distribution and service (12b-1) fees	.67%
Net investment income	3.51%
For Class A, B, C and Z shares:
Portfolio turnover rate	73%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended December 31,
2004	2003	2002	2001

$11.52	$11.51	$11.35	$11.17

.38	.42	.50	.62
(.15)	.13	.23	.19

.23	.55	.73	.81

(.52)	(.54)	(.57)	(.63)

$11.23	$11.52	$11.51	$11.35

2.01%	4.83%	6.69%	7.40%

$188,404	$125,479	$100,436	$87,716
$153,543	$113,360	$91,136	$78,485

.92%	.92%	1.01%	1.05%
.67%	.67%	.76%	.80%
3.05%	3.57%	4.50%	5.42%

55%	64%	92%	243%

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	47

Financial Highlights

Cont’d

Class B
Year Ended December 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.23

Income (loss) from investment operations:
Net investment income	.28
Net realized and unrealized gain (loss) on investment transactions	(.27)

Total from investment operations	.01

Less Distributions:
Dividends from net investment income	(.42)

Net asset value, end of year	$10.82

Total Return(a):	.09%
Ratios/Supplemental Data:
Net assets, end of year (000)	$41,733
Average net assets (000)	$51,250
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.67%
Expenses, excluding distribution and service (12b-1) fees	.67%
Net investment income	2.76%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended December 31,
2004	2003	2002	2001

$11.52	$11.51	$11.35	$11.17

.30	.33	.43	.56
(.16)	.13	.22	.19

.14	.46	.65	.75

(.43)	(.45)	(.49)	(.57)

$11.23	$11.52	$11.51	$11.35

1.25%	4.05%	5.90%	6.86%

$58,297	$65,486	$54,335	$27,416
$63,694	$65,683	$39,427	$16,509

1.67%	1.67%	1.76%	1.55%
.67%	.67%	.76%	.80%
2.70%	2.82%	3.72%	4.89%

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	49

Financial Highlights

Cont’d

Class C
Year Ended December 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.23

Income (loss) from investment operations:
Net investment income	.31
Net realized and unrealized gain (loss) on investment transactions	(.27)

Total from investment operations	.04

Less Distributions:
Dividends from net investment income	(.45)

Net asset value, end of year	$10.82

Total Return(a):	.34%
Ratios/Supplemental Data:
Net assets, end of year (000)	$38,264
Average net assets (000)	$46,358
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.42%
Expenses, excluding distribution and service (12b-1) fees	.67%
Net investment income	3.01%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average net assets of the Class C shares.

See Notes to Financial Statements.

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Class C
Year Ended December 31,
2004	2003	2002	2001

$11.52	$11.51	$11.35	$11.17

.33	.36	.45	.56
(.16)	.13	.23	.19

.17	.49	.68	.75

(.46)	(.48)	(.52)	(.57)

$11.23	$11.52	$11.51	$11.35

1.50%	4.31%	6.16%	6.87%

$54,320	$64,852	$39,581	$25,996
$60,026	$63,277	$31,593	$5,252

1.42%	1.42%	1.51%	1.55%
.67%	.67%	.76%	.80%
2.96%	3.07%	4.00%	4.70%

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	51

Financial Highlights

Cont’d

	Class R
	Year Ended December 31, 2005	May 17, 2004(b) through December 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.23	$11.28

Income from investment operations:
Net investment income	.39	.24
Net realized and unrealized gain (loss) on investment transactions	(.32)	.09

Total from investment operations	.07	.33

Less Distributions:
Dividends from net investment income	(.48)	(.38)

Net asset value, end of year	$10.82	$11.23

Total Return(a):	.63%	2.92%
Ratios/Supplemental Data:
Net assets, end of year	$3,483 (c)	$2,515	(c)
Average net assets	$2,703 (c)	$1,601	(c)
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.17%	1.17	%(e)
Expenses, excluding distribution and service (12b-1) fees	.67%	.67	%(e)
Net investment income	3.29%	.99	%(e)

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns for the periods of less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Figure is actual and not rounded to the nearest thousand.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average net assets of the Class R shares.
(e)	Annualized.

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Financial Highlights

Cont’d

Class Z
Year Ended December 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.26

Income (loss) from investment operations:
Net investment income	.41
Net realized and unrealized gain (loss) on investment transactions	(.28)

Total from investment operations	.13

Less Distributions:
Dividends from net investment income	(.54)

Net asset value, end of year	$10.85

Total Return(a):	1.12%
Ratios/Supplemental Data:
Net assets, end of year (000)	$53,652
Average net assets (000)	$60,056
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.67%
Expenses, excluding distribution and service (12b-1) fees	.67%
Net investment income	3.76%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class Z
Year Ended December 31,
2004	2003	2002	2001

$11.55	$11.53	$11.37	$11.19

.41	.46	.52	.65
(.15)	.13	.24	.19

.26	.59	.76	.84

(.55)	(.57)	(.60)	(.66)

$11.26	$11.55	$11.53	$11.37

2.27%	5.18%	6.95%	7.66%

$73,263	$60,471	$32,988	$26,079
$63,698	$53,992	$31,894	$11,166

.67%	.67%	.76%	.80%
.67%	.67%	.76%	.80%
3.44%	3.81%	4.73%	5.53%

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	55

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Dryden Short-Term Bond Fund, Inc./Dryden Short Term Corporate Bond Fund

We have audited the accompanying statement of assets and liabilities of Dryden Short-Term Corporate Bond Fund of the Dryden Short-Term Bond Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004, were audited by another independent registered public accounting firm, whose report dated February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2006

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Federal Income Tax Information

(unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (December 31, 2005) as to the federal income tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal period ended December 31, 2005, the Fund paid dividends for Class A, Class B, Class C, Class R and Class Z shares totaling $.51, $.42, $.45, $.48 and $.54 per share, of ordinary income, which is taxable as such, respectively.

Further, we wish to advise you that none of the ordinary income dividends paid in the fiscal year ended December 31, 2005 qualified for the corporate dividend received deduction available to corporate taxpayers. Only Funds that invest in U.S. equity securities are entitled to pass through a corporate dividends received deduction.

The Fund intends to designate 98.65% of the ordinary income dividends as qualified interest income under The American Jobs Creation Act of 2004.

In January 2006, you will be advised on IRS 1099 DIV or substitute Form 1099, as to the Federal tax status of the distributions received by you in calendar year 2005.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	57

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (53), Director since 2005(3) Oversees 88 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71), Director since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999- December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001) of Gannett Co., Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co., Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Director since 1993(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc. and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

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Robin B. Smith (66), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992); Director (since January 2005) of The High Yield Plus Fund, Inc.

Stephen G. Stoneburn (62), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (67), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (58), President since 2003 and Director since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Director (since May 2003) and Executive Vice President (since June 2005) of America Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (59), Vice President and Director since 1996(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC, formerly Senior Vice President (March 1987–May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	59

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1999(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Deborah A. Docs (48), Secretary since 1996(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Chief Legal Officer of The High Yield Income Fund, and The High Yield Plus Fund Inc.; Vice President (since December 1996) and Assistant Secretary (since March 1996) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Helene Gurian (52), Acting Anti-Money Laundering Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President, Prudential (since July 1997); Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary (since December 2005) of Prudential Investments LLC; Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of Prudential Investments LLC; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

(†)	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, American Skandia Trust, The High Yield Income Fund, Inc., the High Yield Plus Fund, Inc. and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

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(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	61

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/05
	One Year	Five Years	Ten Years	Since Inception
Class A	–2.42%	3.64%	4.54%	5.90% (5.84)
Class B	–2.80	3.60	4.21	4.51
Class C	–0.62	3.81	4.31	4.77
Class R	0.63	N/A	N/A	2.18
Class Z	1.12	4.61	N/A	5.26

Average Annual Total Returns (Without Sales Charges) as of 12/31/05
	One Year	Five Years	Ten Years	Since Inception
Class A	0.86%	4.33%	4.88%	6.12% (6.06)
Class B	0.09	3.60	4.21	4.51
Class C	0.34	3.81	4.31	4.77
Class R	0.63	N/A	N/A	2.18
Class Z	1.12	4.61	N/A	5.26

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 3.25%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, 9/1/89; Class B, 12/9/92; Class C, 8/1/94; Class R, 5/17/04; and Class Z, 12/16/96.

The graph compares a $10,000 investment in the Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund (Class A shares) with a similar investment in the Lehman Brothers 1–5 Year U.S. Credit Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1995) and the account values at the end of the current fiscal year (December 31, 2005) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through December 31, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers 1–5 Year U.S. Credit Index is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. It gives a broad look at how short- and intermediate-term bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of debt funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

The Fund charges a maximum front-end sales charge of 3.25% for Class A shares and a 12b-1 fee of up to 0.30% annually. Under certain circumstances, Class A shares may not be subject to a 1% contingent deferred sales charge (CDSC). Class B shares are subject to a declining CDSC of 3%, 2%, 1%, and 1% for the first four years respectively after purchase and a 12b-1 fee of 1% annually. Approximately five years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Effective February 1, 2004, Class C shares do not have a front-end sales charge of 1%, but are subject to a CDSC of 1% for shares redeemed within 12 months of purchase and a 12b-1 fee of up to 1% annually. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadvisor the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.jennisondryden.com and on the Commission’s website at www.sec.gov.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISOR	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie, Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings on its website as of the end of the month within approximately 30 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund
Share Class	A	B	C	R	Z
NASDAQ	PBSMX	PSMBX	PIFCX	PBSMX	PIFZX
CUSIP	26248R602	26248R701	26248R800	26248R875	26248R883

MF140E      IFS-A114984      Ed. 02/2006

Dryden Short-Term Bond Fund, Inc.

Dryden Ultra Short Bond Fund

DECEMBER 31, 2005	ANNUAL REPORT

FUND TYPE

Debt

OBJECTIVE

Current income consistent with low volatility of principal

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

February 15, 2006

Dear Shareholder:

We hope you find the annual report for the Dryden Ultra Short Bond Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisors and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund (the Fund) is to seek current income consistent with low volatility of principal. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852.

Cumulative Total Returns[1] as of 12/31/05
	One Year	Since Inception[2]
Class A	2.27%	4.31%
Class B	1.41	2.20
Class C	1.66	2.80
Class R	2.18	3.41
Class Y	1.91	3.52
Class Z	2.54	5.02
Merrill Lynch 1-Year U.S. Treasury Note Index[3]	2.36	***
Lipper Ultra-Short Obligations Funds Avg.[4]	2.54	****

Average Annual Total Returns[1] as of 12/31/05
	One Year	Since Inception[2]
Class A	1.27%	1.55%
Class B	–3.56	–0.26
Class C	0.67	1.03
Class R	2.18	2.19
Class Y	1.91	1.26
Class Z	2.54	1.80
Merrill Lynch 1-Year U.S. Treasury Note Index[3]	2.36	***
Lipper Ultra-Short Obligations Funds Avg.[4]	2.54	****

Dividends and Yields[1] as of 12/31/05
	Total Dividends Paid for 12 Months	30-Day SEC Yield
Class A	$0.27	3.49%
Class B	$0.20	2.73
Class C	$0.22	2.98
Class R	$0.26	3.39
Class Y	$0.24	3.25
Class Z	$0.29	3.73

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class R, Class Y, and Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower. Class A, Class B, Class C, Class R, and Class Y shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.75%, and 0.75% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Y shares may be eligible to convert to Class A shares. Class Z shares are not subject to a 12b-1 fee. Except where noted, the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, Class Y, Class Z, 4/2/03; Class B, 4/16/03; Class C, 4/27/03; and Class R, 6/14/04.

3The Merrill Lynch 1-Year U.S. Treasury Note Index is an unmanaged index that comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding originally issued two-year Treasury note that matures closest to one year from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. The Index gives a broad look at how bonds have performed.

4The Lipper Ultra-Short Obligations Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Ultra-Short Obligations Funds category for the periods noted. Funds in the Lipper Average invest primarily in investment-grade debt issues or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days.

The returns for the Merrill Lynch 1-Year U.S. Treasury Note Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***Merrill Lynch 1-Year U.S. Treasury Note Index Closest Month-End to Inception cumulative total returns are 4.23% for Class A, Class B, Class C, Class Y, and Class Z, and 3.00% for Class R. Merrill Lynch 1-Year U.S. Treasury Note Index Closest Month-End to Inception average annual total returns are 1.52% for Class A, Class B, Class C, Class Y, and Class Z, and 1.89% for Class R.

****Lipper Average Closest Month-End to Inception cumulative total returns are 4.72% for Class A, Class B, Class C, Class Y, and Class Z, and 3.45% for Class R. Lipper Average Closest Month-End to Inception average annual total returns are 1.69% for Class A, Class B, Class C, Class Y, and Class Z, and 2.17% for Class R.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	3

Your Fund’s Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 12/31/05
LB—UBS Commercial Mortgage Trust, Ser. 2003-C3, Class A1, 2.599%, 05/15/27	2.9%
Federal National Mortgage Association, 4.00%, 06/01/10	2.6
Kraft Foods, Inc., Notes, 4.625%, 11/01/06	2.6
Federal National Mortgage Association, 4.474%, 03/01/33	2.4
Comcast Cable Communications, Inc., Sr. Notes, 6.375%, 01/30/06	2.3

Issues are subject to change.

Credit Quality* expressed as a percentage of net assets as of 12/31/05
U.S. Government & Agency		16.0%
Aaa		18.1
Aa		8.2
A		20.3
Baa		35.2
Ba		1.5
Not rated		4.7
Total Investments		104.0
Other assets in excess of liabilities	-	4.0
Net Assets		100.0

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit Quality is subject to change.

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Investment Subadvisor’s Report

Prudential Investment Management, Inc.

A trying year for short-term fixed income securities

Investing in the short-term fixed income securities market was challenging in 2005. Repeated increases in short-term interest rates in the United States had a greater effect on short-term bond yields than on longer-term bond yields. A crisis in the U.S. automotive industry pressured the corporate bond market. There was also concern about an increase in the number of corporate takeovers heavily financed with debt.

Our strategy aimed to provide attractive income and to keep the Fund’s share prices as stable as possible by minimizing the corrosive effect of rising short-term interest rates. The Fund remained broadly diversified, with positions in high quality corporate bonds, mortgage-backed, commercial mortgage-backed, and asset-backed securities, among others. For the year, the cumulative total return of the Fund’s Class Z shares exceeded the Merrill Lynch 1-Year U.S. Treasury Note Index (the Index). However, the cumulative total returns of Class A, Class B, Class C, Class R, and Class Y shares lagged the Index.

Providing a measure of insulation from rising rates

The Federal Reserve (the Fed) was determined to prevent a powerful U.S. economy from expanding too rapidly and fueling higher inflation. Therefore the Fed continued its campaign to raise borrowing costs. From June 2004 through December 2005, the target for the federal funds rate on overnight loans between banks was increased 13 times in quarter-point increments, from 1.00% to 4.25%. Eight of the increases occurred in 2005. Because short-term bond yields are sensitive to changes in the federal funds rate, their prices often came under pressure, as bond prices move in the opposite direction of rates. Duration measures a portfolio’s sensitivity to changes in interest rates. Throughout the 12-month reporting period, we kept the Fund’s effective duration in a range of 0.35 to 0.40 years, well below its 1-year ceiling. The short duration provided the Fund with a measure of insulation from the impact of rising short-term rates.

Favoring floating-rate debt securities

Because we expected the trend toward higher short-term rates to continue during the year, the Fund held floating-rate corporate, asset-backed, and mortgage-backed securities. These “floaters” have coupons that reset periodically based on the value of some reference rate, such as the London interbank offered rate, adjusted for a spread. Floaters enhanced the Fund’s yield as their coupons moved progressively higher. Over the course of the year, the Fund’s exposure to floaters declined, because when some of them matured, we reinvested proceeds in lower-yielding money market securities.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	5

Investment Subadvisor’s Report (continued)

A broadly diversified portfolio of corporate bonds

Corporate bonds continued to comprise the Fund’s largest exposure in the fixed income markets. The Fund held a mixture of short- and longer-term debt securities that encompassed the major corporate sectors (industrials, utilities, and financial institutions) and sub-sectors such as automotive, chemicals, and energy, to name a few.

Among the important developments in the corporate bond market was an increase in the number of leveraged buyouts (LBOs), which are acquisitions of companies, often by private equity firms, that involve large amounts of borrowed money to help pay for the transactions. LBOs pose a problem for bondholders of a target company that takes on a load of new debt and subsequently has its bonds downgraded by rating agencies. We tried to avoid companies that we believed might become takeover targets.

Exposure to the troubled U.S. auto industry

The Fund held bonds in the auto sub sector that were particularly volatile and detracted from its returns. Conditions in the U.S. auto industry deteriorated in mid-March 2005 when General Motors Corporation (GM) slashed its earnings forecast to reflect its declining share of the U.S. auto market. Stiff competition from foreign auto manufacturers and high labor costs hurt GM and Ford Motor Company (Ford), and their bonds were lowered from investment to speculative grade by rating agencies. We took a somewhat conservative approach to investing in this sub sector by largely avoiding bonds of GM and Ford in favor of short-term bonds of their finance subsidiaries, General Motors Acceptance Corporation and Ford Motor Credit. These bonds also declined in value as they too were downgraded from investment to speculative grade. Nevertheless, they still performed better than the parent company bonds.

Favorable security selection among energy and chemical bonds

In the robust global economic expansion of 2005, strong demand for crude oil and natural gas boosted prices of these commodities. Hurricane Katrina and other storms damaged the infrastructure of the regional energy industry on the Gulf Coast, pushing the price of oil sharply higher, though much of this gain was erased in the fourth quarter. The Fund held bonds of Devon Energy Corporation that gained in value. Higher energy prices increased the profitability of the U.S. oil and natural gas producer. A similar dynamic played out in the chemical products business where strong demand drove prices higher. Companies that use the products need to be able to pass along higher costs to customers. The Fund held bonds of Imperial Chemical Industries Plc that performed well as the company has been able to increase prices to make up for higher raw material costs.

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Mortgage-backed securities for diversification and yield

The Fund continued to hold a broadly diversified portfolio of very high-quality mortgage-backed securities that included those with fixed coupon rates and adjustable coupon rates as well as collateralized mortgage obligations. The significant rise in the federal funds rate meant that mortgage-backed securities were less attractive to overseas buyers and banks, which borrow money at short-term rates and invest the money in the mortgage-backed market. While 2005 was not a banner year for the mortgage-backed market, the sector provided attractive yields and a means of diversifying away from the risks associated with corporate bonds.

Bonds backed by credit card balances and home equity loans

Asset-backed securities, created by banks and other lenders as a way to more efficiently fund their operations, provided another way to diversify the Fund and enhance its yield. In particular, securities backed by floating-rate credit cards and higher-quality home equity loans enhanced performance as both sectors outperformed U.S. Treasury securities in 2005. Despite fairly heavy issuance of floating-rate asset-backed securities during the year, the securities were supported by very strong investor demand, stable credit fundamentals, and the securities’ relatively attractive valuations.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2005, at the beginning of the period, and held through the six-month period ended December 31, 2005.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Short-Term Bond Fund, Inc./ Dryden Ultra Short Bond Fund		Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,012.60	1.04%	$5.28
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30

Class B	Actual	$1,000.00	$1,008.60	1.79%	$9.06
	Hypothetical	$1,000.00	$1,016.18	1.79%	$9.10

Class C	Actual	$1,000.00	$1,010.00	1.54%	$7.80
	Hypothetical	$1,000.00	$1,017.44	1.54%	$7.83

Class R	Actual	$1,000.00	$1,012.40	1.29%	$6.54
	Hypothetical	$1,000.00	$1,018.70	1.29%	$6.56

Class Y	Actual	$1,000.00	$1,011.20	1.29%	$6.54
	Hypothetical	$1,000.00	$1,018.70	1.29%	$6.56

Class Z	Actual	$1,000.00	$1,014.00	0.79%	$4.01
	Hypothetical	$1,000.00	$1,021.22	0.79%	$4.02

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2005, and divided by the 365 days in the Fund’s fiscal year ended December 31, 2005 (to reflect the six-month period).

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	9

This Page Intentionally Left Blank

Schedule of Investments

as of December 31, 2005

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note1)

LONG-TERM INVESTMENTS 79.8%

ASSET BACKED SECURITIES 10.1%
Ace Secs. Corp. Home Equity Loan, Ser. 2004-HE3, Class A2B(d)	Aaa	4.559%	11/25/34	$60	$60,215
American Express Credit Account Master Trust, Ser. 2004-4, Class C, 144A (cost $900,000; purchased 8/06/04)(d)(e)	Baa2	4.839	03/15/12	900	904,078
American Express Credit Account Master Trust, Ser. 2004-C, Class C, 144A(d)	Baa2	4.869	02/15/12	410	410,958
Bear Stearns Asset Backed Securities, Inc., Series 2004-HE1, Class IA1(d)	Aaa	4.528	02/25/27	148	148,417
Conseco Finance Home Equity Loan Trust, Ser. 2001-A, Class IIM2	A1	8.81	03/15/32	374	379,524
Countrywide Asset Backed, Ser. 2004-7, Class 2AV3(d)(e)	Aaa	4.908	12/25/34	1,000	1,004,366
First Franklin Mortgage Loan Trust, Ser. 2003-FF5, Class A2(d)(e)	Aaa	4.94	03/25/34	473	474,216
GE Capital Credit Card Master Note Trust, Ser. 2004-2, Class C(d)(e)	Baa2	4.849	09/15/10	1,000	1,003,350
GE Corporate Aircraft Financing LLC, Ser. 2004-1, Class A1 144A(d)(e)	Aaa	4.468	08/25/11	736	736,157
Greenpoint Manufactured Housing, Ser. 2000-6, Class A2(d)	Aaa	4.66	09/22/23	852	850,338

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	11

Schedule of Investments

as of December 31, 2005 Cont’d.

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note1)

Household Home Equity Loan Trust, Ser. 2003-1, Class M(d)	Aa2	5.00%	10/20/32	$337	$337,020
Household Mortgage Loan Trust, Ser. 2003-HC1, Class M(d)(e)	Aa2	5.02	02/21/33	304	304,396
Household Mortgage Loan Trust, Ser. 2003-HC2, Class M(d)	Aa2	4.97	06/20/33	347	347,306
MBNA Master Credit Card Trust, Ser. 2000-H, Class C 144A(d)	BBB(b)	5.569	01/15/13	500	517,742
Morgan Stanley ABS Capital I, Ser. 2004-NC7, Class A3(d)(e)	Aaa	4.678	07/25/34	782	782,343
Navistar Financial Corp. Owner Trust, Ser. 2003-A, Class A3	Aaa	1.73	02/15/07	785	782,111
New Century Home Equity Loan Trust, Ser. 2004-A, Class A3B2(d)(e)	Aaa	4.878	08/25/34	1,000	1,005,589
Residential Asset Mortgage Products, Inc., Ser. 2003-RS8, Class AIIB(d)	Aaa	4.719	09/25/33	225	225,130
Vanderbilt Mortgage Finance, Ser. 2002-B, Class A3	Aaa	4.70	10/07/18	620	611,577

Total asset backed securities					10,884,833

COLLATERALIZED MORTGAGE OBLIGATIONS 5.4%
Merrill Lynch Mortgage Investors, Inc., Ser. 2003-C, Class A1(d)	Aaa	4.71	06/25/28	1,651	1,655,585
Merrill Lynch Mortgage Investors, Inc., Ser. 2003-E, Class A1(d)(e)	Aaa	4.69	10/25/28	1,880	1,882,073

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note1)

Structured Asset Securities Corp., Ser. 2002-1A, Class 2A1(d)	Aaa	5.13%	02/25/32	$1,299	$1,298,314
Washington Mutual, Inc., Ser. 2003-AR6, Class A1(d)	Aaa	4.351	06/25/33	987	975,678

Total collateralized mortgage obligations					5,811,650

COMMERCIAL MORTGAGE BACKED SECURITIES 6.4%
Banc of America Commercial Mortgage, Inc., Ser. 2003-2, Class A1	AAA(b)	3.411	03/11/41	1,600	1,552,481
Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2000-WF1, Class A1	Aaa	7.64	02/15/32	771	800,018
GS Mortgage Securities Corp. II, Ser. 1998-C1, Class B	AAA(b)	6.97	10/18/30	750	785,735
LB UBS Commercial Mortgage Trust, Ser. 2002-C2, Class XCP, IO(c)	Aaa	1.353	07/15/35	19,674	664,570
LB-UBS Commercial Mortgage Trust, Ser. 2003-C3, Class A1	Aaa	2.599	05/15/27	3,207	3,084,781

Total commercial mortgage backed securities					6,887,585

CORPORATE BONDS 41.8%

Aerospace & Defense 0.9%
BAE Systems Holdings, Inc., 144A(d)	Baa2	4.74	08/15/08	1,000	1,000,620

Airlines 1.4%
Southwest Airlines Co., Pass-thru Certs., Ser. 01-1(a)	Aa2	5.496	11/01/06	1,470	1,476,079

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	13

Schedule of Investments

as of December 31, 2005 Cont’d.

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note1)

Automotive 1.3%
DaimlerChrysler North America Holding, Inc., M.T.N.(d)	A3	4.96%	09/10/07	$500	$501,038
General Motors Acceptance Corp., Notes	Ba1	6.125	09/15/06	950	922,787

					1,423,825

Banking 1.6%
J.P. Morgan Chase & Co., Notes, M.T.N.(d)	Aa3	4.47	11/30/07	1,500	1,501,761
Popular North America Inc., Notes	A3	5.20	12/12/07	230	229,778

					1,731,539

Brokerage 4.9%
Bear Stearns Cos., Inc.	A1	2.875	07/02/08	445	423,598
Goldman Sachs Group, Inc., Notes, M.T.N.(d)	Aa3	4.255	01/09/07	2,400	2,403,244
Morgan Stanley, Notes(d)	Aa3	4.263	01/12/07	2,400	2,402,790

					5,229,632

Building Materials & Construction 0.8%
Masco Corp., 144A(d)	Baa1	4.71	03/09/07	900	902,273

Cable 0.5%
Cox Communications, Inc.(d)	Baa3	5.038	12/14/07	510	513,889

Capital Goods 2.1%
Cooper Cameron Corp., Sr. Notes	Baa1	2.65	04/15/07	970	937,858
ERAC USA Finance Co., Gtd. Notes, 144A	Baa1	7.35	06/15/08	300	314,807
Waste Management, Inc., Notes	Baa3	7.00	10/15/06	1,000	1,013,744

					2,266,409

Chemicals 1.4%
ICI Wilmington, Inc., Gtd. Notes	Baa3	4.375	12/01/08	1,000	974,452

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note1)

Potash Corp. of Saskatchewan, Inc., Notes	Baa1	7.125%	06/15/07	$500	$514,188

					1,488,640

Consumer 0.8%
Cendant Corp., Notes	Baa1	6.875	08/15/06	800	808,211

Electric 3.9%
Dominion Resources, Inc., Notes	Baa1	3.66	11/15/06	550	543,544
Duke Capital LLC, Sr. Notes	Baa3	4.331	11/16/06	300	297,911
FirstEnergy Corp., Ser. A, Notes	Baa3	5.50	11/15/06	1,250	1,254,493
FPL Group Capital, Inc., Notes	A2	4.086	02/16/07	500	495,017
Pacific Gas & Electric Co., First Mtge.	Baa1	3.60	03/01/09	500	479,816
PacifiCorp., First Mtge.	A3	4.30	09/15/08	600	590,726
Public Service Co. of Colorado, Collateral
Trust, Ser. 14	A3	4.375	10/01/08	500	493,730

					4,155,237

Energy—Other 1.8%
Burlington Resources Finance Co., Gtd. Notes (Canada)	A3	5.60	12/01/06	690	693,398
Ocean Energy, Inc., Gtd. Notes	Baa3	4.375	10/01/07	1,240	1,225,945

					1,919,343

Foods 5.2%
Cargill, Inc., 144A	A2	3.625	03/04/09	580	559,122
Diageo Capital PLC, Notes (United Kingdom)	A3	3.50	11/19/07	1,000	973,986
Kroger Co.	Baa2	7.45	03/01/08	250	260,495
Kraft Foods, Inc., Notes	A3	4.625	11/01/06	2,750	2,741,359
Miller Brewing Co., 144A	Baa1	4.25	08/15/08	500	490,696
Tyson Foods, Inc., Sr. Notes	Baa3	7.25	10/01/06	505	513,087

					5,538,745

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	15

Schedule of Investments

as of December 31, 2005 Cont’d.

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note1)

Gaming 0.8%
Harrah’s Operating, Inc., Gtd. Notes	Baa3	7.125%	06/01/07	$850	$871,570

Health Care & Pharmaceutical 1.4%
Hospira, Inc., Notes	Baa3	4.95	06/15/09	190	188,784
Quest Diagnostics, Inc., Gtd. Notes	Baa2	6.75	07/12/06	600	605,286
Anthem, Inc., Notes	Baa1	3.50	09/01/07	400	390,195
Anthem, Inc., Notes	Baa1	4.25	12/15/09	270	262,990

					1,447,255

Lodging 1.2%
Carnival Corp., Gtd. Notes (Panama)	A3	3.75	11/15/07	1,000	977,524
P & O Princess, Notes (United Kingdom)	A3	7.30	06/01/07	330	339,795

					1,317,319

Media & Entertainment 2.0%
Chancellor Media Corp.	Baa3	8.00	11/01/08	420	446,523
Clear Channel Communications, Inc., Sr. Notes	Baa3	6.00	11/01/06	1,000	1,008,155
Liberty Media Corp., Sr. Notes(d)	Ba1	5.991	09/17/06	703	707,084

					2,161,762

Pipelines & Other 1.5%
Atmos Energy Corp.(d)	Baa3	4.525	10/15/07	560	560,594
Enterprise Products Operating LP, Sr. Notes	Baa3	4.00	10/15/07	300	293,731
Oneok, Inc., Sr. Unsecured Notes,	Baa2	5.51	02/16/08	320	321,265
Panhandle Eastern Pipe Line Co., Sr. Notes	Baa3	2.75	03/15/07	500	486,193

					1,661,783

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note1)

Railroads 2.6%
Canadian National Railway Co., Notes (Canada)(c)	A3	6.45%	07/15/06	$1,500	$1,512,999
CSX Corp., Notes	Baa2	7.45	05/01/07	865	891,589
Union Pacific Corp., Notes	Baa2	5.75	10/15/07	400	405,525

					2,810,113

Real Estate Investment Trust 1.7%
Archstone-Smith Trust, Notes	Baa1	5.00	08/15/07	845	844,535
IRT Property Co., Sr. Notes	Baa3	7.25	08/15/07	250	258,897
Mack-Cali Realty LP Notes	Baa2	7.25	03/15/09	189	199,379
Shurgard Storage Centers, Inc., Notes	Baa3	7.625	04/25/07	500	509,952

					1,812,763

Retail 0.6%
May Department Stores Co., Notes	Baa1	3.95	07/15/07	685	673,576

Technology 0.3%
Motorola, Inc., Notes	Baa2	4.608	11/16/07	310	308,063

Telecommunications 3.1%
Telecom Italia Capital (Luxembourg)	Baa2	4.00	11/15/08	250	242,448
Telus Corp., Notes (Canada)	Baa2	7.50	06/01/07	800	826,108
Verizon Global Funding Corp., Notes	A3	6.125	06/15/07	1,000	1,016,987
Verizon Wireless Capital LLC, Notes	A3	5.375	12/15/06	1,200	1,203,953

					3,289,496

Total corporate bonds					44,808,142

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES 15.3%
Federal National Mortgage Association		4.00	06/01/10	2,930	2,834,027
Federal National Mortgage Association(d)		4.452	02/01/33	2,040	2,038,103

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	17

Schedule of Investments

as of December 31, 2005 Cont’d.

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note1)

Federal National Mortgage Association(d)		4.474%	03/01/33	$2,582	$2,568,018
Federal National Mortgage Association(d)		4.715	12/01/32	880	879,445
Federal National Mortgage Association(d)		4.815	12/01/32	1,219	1,231,032
Federal National Mortgage Association(d)		4.988	07/01/33	1,226	1,230,867
Federal National Mortgage Association		6.50	06/01/16	344	354,164
Government National Mortgage Association		5.50	05/15/33- 06/15/33	2,482	2,501,657
Government National Mortgage Association		6.00	10/15/33- 11/15/34	2,431	2,491,728
Government National Mortgage Association		7.00	07/15/33	245	256,669

Total U.S. government agency mortgage backed securities					16,385,710

U.S. GOVERNMENT SECURITIES 0.8%
United States Treasury Notes		4.375	11/15/08	130	130,020
United States Treasury Notes		4.375	12/15/10	725	725,567

Total U.S. government securities					855,587

Total long-term investments (cost $87,281,058)					85,633,507

SHORT-TERM INVESTMENTS 24.2%

CORPORATE BONDS 19.5%

Automotive 0.9%
Ford Motor Credit Co., Notes	Baa3	6.875	02/01/06	1,000	997,920

Banking 0.9%
BCH Cayman Island, Ltd., Gtd. Notes (Cayman Islands)	A1	6.50	02/15/06	1,000	1,002,302

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note1)

Brokerage 0.2%
Bear Stearns Cos., Inc., Notes, M.T.N.(d)	A1	4.746%	06/19/06	$238	$238,340

Cable 2.3%
Comcast Cable Communications, Inc., Sr. Notes	Baa2	6.375	01/30/06	2,500	2,503,400

Electric 4.9%
DTE Energy Co., Sr. Notes	Baa2	6.45	06/01/06	1,250	1,258,009
Progress Energy, Inc., Sr. Notes	Baa2	6.75	03/01/06	1,000	1,003,089
PSE&G Power LLC, Gtd. Notes	Baa1	6.875	04/15/06	1,000	1,005,179
Southern California Edison Co.(d)	A3	4.43	01/13/06	1,400	1,400,002
Virginia Electric & Power Co., Ser. A, Sr. Notes	A3	5.75	03/31/06	500	501,131

					5,167,410

Energy-Integrated 0.5%
USX Corp., Notes	Baa1	6.65	02/01/06	555	555,700

Foods 0.9%
Tricon Global Restaurant, Sr. Notes	Baa3	8.50	04/15/06	1,000	1,009,770

Insurance 0.9%
Hartford Financial Services Group, Inc., Sr. Notes	A3	2.375	06/01/06	1,000	990,304

Media & Entertainment 1.2%
AOL Time Warner, Inc., Gtd. Notes	Baa1	6.125	04/15/06	1,250	1,253,759

Non Captive Finance 3.8%
Capital One Bank, Sr. Notes	A3	6.875	02/01/06	820	821,439
Household Finance Corp., M.T.N.	A1	3.375	02/21/06	1,500	1,497,889

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	19

Schedule of Investments

as of December 31, 2005 Cont’d.

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note1)

International Lease Finance Corp.	A1	2.95%	05/23/06	$1,000	$993,385
MBNA America Bank, Notes	Aa1	6.50	06/20/06	645	649,960

					3,962,673

Real Estate Investment Trust 0.3%
Simon Property Group LP, Notes	Baa1	7.375	01/20/06	360	360,452

Telecommunications 2.3%
France Telecom SA, Notes (France)	A3	7.20	03/01/06	1,200	1,204,734
Sprint Capital Corp., Gtd. Notes	Baa2	7.125	01/30/06	1,250	1,252,182

					2,456,916

Tobacco 0.4%
Philip Morris Cos. Inc., Notes	Baa2	6.95	06/01/06	400	403,127

Total corporate bonds (cost $20,970,516)					20,902,073

				Shares
MUTUAL FUND 4.7%
Dryden Core Investment Fund—Taxable Money Market Series (Note 3)(f) (cost 5,045,744)				5,045,744	5,045,744

Total short-term investments (cost $26,016,260)					25,947,817

Total Investments 104.0% (cost $113,297,318; Note 5)					111,581,324
Liabilities in excess of other assets(g) (4.0%)					(4,270,626)

Net Assets 100.0%					$107,310,698

*	The Fund’s current prospectus contains a description of Moody’s and Standard & Poor’s ratings.

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Segregated as collateral for financial futures contracts.

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

(b)	Standard & Poor’s rating.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2005
(d)	Floating rate bond. The coupon is indexed to a floating interest rate. The rate shown is the rate at December 31, 2005.
(e)	Indicates a security that has been deemed illiquid.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(g)	Liabilities in excess of other assets includes unrealized depreciation on futures contracts as follow:

Open futures contracts outstanding at December 31, 2005:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2005	Unrealized Appreciation/ (Depreciation)
Short Positions:
49	U.S. Treasury 5 Yr. Notes	Mar. 06	$5,196,170	$5,210,844	$(14,674)
109	US. Treasury 2 Yr. Notes	Mar. 06	22,375,373	22,365,438	9,935

					$(4,739)

The following abbreviations are used in the portfolio descriptions:

IO— Interest Only

LP—Limited Partnership

LLC—Limited Liability Company

M.T.N.—Medium Term Note

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	21

Schedule of Investments

as of December 31, 2005 Cont’d.

The industry classification of portfolio holdings and other liabilities in excess of assets shown as a percentage of net assets as of December 31, 2005 was as follows:

U.S. Government Agency Mortgage Backed Securities	15.3%
Asset Backed Securities	10.1
Electric	8.8
Commercial Mortgage Backed Securities	6.4
Foods	6.1
Collateralized Mortgage Obligations	5.4
Telecommunications	5.4
Brokerage	5.1
Mutual Fund	4.7
Non Captive Finance	3.8
Media & Entertainment	3.2
Cable	2.8
Railroads	2.6
Banking	2.5
Automotive	2.2
Capital Goods	2.1
Real Estate Investment Trust	2.0
Energy—Other	1.8
Pipelines & Other	1.5
Airlines	1.4
Chemicals	1.4
Health Care & Pharmaceutical	1.4
Lodging	1.2
Aerospace & Defense	0.9
Insurance	0.9
Building Materials & Construction	0.8
Consumer	0.8
Gaming	0.8
U.S. Government Securities	0.8
Retail	0.6
Energy—Integrated	0.5
Tobacco	0.4
Technology	0.3

104.0
Liabilities in excess of other assets	(4.0)

100.0%

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Financial Statements

DECEMBER 31, 2005	ANNUAL REPORT

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund

Statement of Assets and Liabilities

as of December 31, 2005

Assets
Investments, at value:
Unaffiliated investments (cost $108,251,574)	$106,535,580
Affiliated investments (cost $5,045,744)	5,045,744
Dividends and interest receivable	957,802
Receivable for Fund shares sold	63,676
Receivable from variation margin	9,282
Prepaid expenses	8,774

Total assets	112,620,858

Liabilities
Payable to custodian	2,929,745
Payable for Fund shares reacquired	1,963,869
Accrued expenses	303,768
Distribution fee payable	37,353
Management fee payable	38,482
Dividends payable	13,802
Transfer agent fee payable	21,166
Deferred directors’ fees	1,975

Total liabilities	5,310,160

Net Assets	$107,310,698

Net assets were comprised of:
Common stock, at par	$11,139
Paid-in capital in excess of par	118,964,065

118,975,204
Undistributed net investment income	68,381
Accumulated net realized loss on investments	(10,012,154)
Net unrealized depreciation on investments	(1,720,733)

Net assets December 31, 2005	$107,310,698

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Class A
Net asset value, offering price and redemption price per share ($6,049,067 ÷ 627,527 shares of common stock issued and outstanding)	$9.64

Class B
Net asset value, offering price and redemption price per share ($2,140,762 ÷ 222,015 shares of common stock issued and outstanding)	$9.64

Class C
Net asset value, offering price and redemption price per share ($426,297 ÷ 44,210 shares of common stock issued and outstanding)	$9.64

Class R
Net asset value, offering price and redemption price per share ($2,469 ÷256 shares of common stock issued and outstanding)	$9.64

Class Y
Net asset value, offering price and redemption price per share ($75,162,446 ÷ 7,803,632 shares of common stock issued and outstanding)	$9.63

Class Z
Net asset value, offering price and redemption price per share ($23,529,657 ÷ 2,441,782 shares of common stock issued and outstanding)	$9.64

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	25

Statement of Operations

Year Ended December 31, 2005

Net Investment Income
Income
Unaffiliated interest	$5,012,017
Affiliated dividend income	385,392

Total income	5,397,409

Expenses
Management fee	887,372
Distribution fee—Class A	23,928
Distribution fee—Class B	28,284
Distribution fee—Class C	4,049
Distribution fee—Class R	12
Distribution fee—Class Y	560,714
Custodian’s fees and expenses	140,000
Registration fees	107,000
Reports to shareholders	98,500
Transfer agent’s fee and expenses (including affiliated expense of $75,000)	92,000
Legal fees and expenses	28,000
Audit fee	23,000
Directors’ fees	14,500
Insurance	9,000
Miscellaneous	12,123

Total expenses	2,028,482

Less: Expense waiver (Note 2)	(259,389)

Net Expenses	1,769,093

Net investment income	3,628,316

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	(385,562)
Financial futures transactions	502,937

117,375

Net change in unrealized appreciation (depreciation) on:
Investments	(677,548)
Financial futures contracts	49,426

(628,122)

Net loss on investments	(510,747)

Net Increase In Net Assets Resulting From Operations	$3,117,569

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended December 31,
	2005	2004
Increase (Decrease) In Net Assets
Operations
Net investment income	$3,628,316	$4,811,571
Net realized gain (loss) on investment transactions	117,375	(1,457,933)
Net change in unrealized appreciation (depreciation) on investments	(628,122)	(680,667)

Net increase in net assets resulting from operations	3,117,569	2,672,971

Dividends from net investment income (Note 1)
Class A	(256,060)	(1,248,948)
Class B	(55,497)	(91,489)
Class C	(11,986)	(23,715)
Class R	(66)	(31)
Class Y	(2,754,537)	(6,244,801)
Class Z	(946,255)	(1,499,480)

	(4,024,401)	(9,108,464)

Fund share transactions (Net of share conversions) (Note 4)
Net proceeds from shares sold	27,473,530	179,487,810
Net asset value of shares issued to shareholders in reinvestment of dividends	3,467,124	7,351,867
Cost of shares reacquired	(134,880,869)	(372,180,427)

Net decrease in net assets from Fund share transactions	(103,940,215)	(185,340,750)

Total decrease	(104,847,047)	(191,776,243)

Net Assets
Beginning of year	212,157,745	403,933,988

End of year(a)	$107,310,698	$212,157,745

(a) Includes undistributed net investment income of:	$68,381	$148,626

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	27

Notes to Financial Statements

Dryden Short-Term Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund consists of two portfolios—Dryden Ultra Short Bond Fund (the “Portfolio”) and Dryden Short-Term Corporate Bond Fund. The financial statements of the other portfolio are not presented herein. The Portfolio commenced operations on April 2, 2003.

The Portfolio’s investment objective is current income consistent with low volatility of principal. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in debt securities other than preferred stock. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Portfolio in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before

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the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Directors approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restriction on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2005, there were no securities whose values were adjusted in accordance with procedures approved by the Board of Directors.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short term securities which mature in more than 60 days are valued at current market quotations.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Portfolio may invest in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	29

Notes to Financial Statements

Cont’d

benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income, including accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. The Fund’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level or class level.

Taxes: For federal income tax purposes, each portfolio in the Fund is treated as a separate tax paying entity. It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund expects to pay dividends of net investment income monthly and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

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Note 2. Agreements

The Fund has a management agreement on behalf of the Portfolio with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Portfolio. In connection therewith, PIM is obligated to keep certain books and records of the Portfolio. PI pays for the services of PIM, the cost of compensation of officers of the Portfolio, occupancy and certain clerical and bookkeeping costs of the Portfolio. The Portfolio bears all other cost and expenses.

Prior to August 1, 2005, the management fee paid to PI was computed daily and payable monthly, at an annual rate of .60 of 1% of the Portfolio’s average daily net assets up to $1 billion and .55 of 1% of the Portfolio’s average daily net assets in excess of $1 billion. Effective August 1, 2005, PI agreed to reduce the management fee to .50% of 1% of the Portfolio’s average daily net assets up to $1 billion and .45% of 1% of the Portfolio’s average daily net assets in excess of $1 billion. PI has agreed to voluntarily waive a portion of the Portfolio’s management fee, which amounted to $259,389. Such amount represents 0.17 of 1% of average daily net assets, or $.02 per share. Effective, August 1, 2005 the voluntary waiver became .10 of 1% of average daily net assets. The Portfolio is not required to reimburse PI for such waiver. The effective management fee before the waiver was .57% and .40% after the waiver.

The Portfolio has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C, Y, R, and Z shares of the Portfolio. The Portfolio compensates PIMS for distributing and servicing the Portfolio’s Class A, Class B, Class C, Class R, and Class Y shares, pursuant to plans of distribution, (the “Class A, B, C, R, and Y Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Portfolio.

Pursuant to the Class A, B, C, R, and Y Plans, the Portfolio compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%, 1%, .75 of 1%, and .75 of 1%, of the average daily net assets of the Class A, B, C, R, and Y shares, respectively. For the year ended December 31, 2005, PIMS contractually agreed to limit such fees to .25 of 1%, .75 of 1%, .50 of 1%, and .50 of 1% of the average daily net assets of the Class A, C, R, and Y shares, respectively.

PIMS has advised the Portfolio that for the year ended December 31, 2005, it received approximately $6,700 and $400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	31

Notes to Financial Statements

Cont’d

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under SCA would be incurred at market rates. For the period from October 29, 2004 through October 28, 2005, the fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemption. The expiration of the SCA was October 28, 2005. The Portfolio did not borrow any amounts pursuant to the SCA during the year ended December 31, 2005.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended December 31, 2005, the Portfolio incurred approximately $13,600 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Portfolio invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2005, were $18,944,895 and $93,734,980 respectively.

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United States government securities represent $11,005,300 and $16,523,098 of those purchases and sales, respectively.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income and accumulated net realized loss on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investments. For the year ended December 31, 2005, the adjustments were to increase undistributed net investment income and accumulated realized loss on investments by $315,840, due to paydowns losses and the difference in the treatment of market discount accretion and premium amortization between financial and tax reporting. Net investment income, net realized gains and net assets were not affected by this change.

For the years ended December 31, 2005 and 2004, the tax character of dividends paid, as reflected in the Statements of Changes in Net Assets of $4,024,401 and $9,108,464, respectively, was ordinary income. As of December 31, 2005, the accumulated undistributed ordinary income on a tax basis was $70,355.

For federal income tax purposes, the Fund had a capital loss carryforwards as of December 31, 2005, of approximately $8,175,000, of which $930,000 expires in 2011, $3,246,000 expires in 2012 and $3,999,000 expires in 2013. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforwards. In addition, the Portfolio elected to treat post-October capital losses of approximately $352,000 incurred in the two month period ended December 31, 2005 as having been incurred in the following fiscal year.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2005 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Depreciation
$114,787,483	$52,704	$3,258,863	$3,206,159

The differences between book and tax basis are primarily attributable to amortization of premiums and other book to tax differences.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	33

Notes to Financial Statements

Cont’d

Note 6. Capital

The Portfolio offers Class A, Class B, Class C, Class R, Class Y and Class Z shares. Class B shares are sold with a contingent deferred sales charge (CDSC) which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months from the date of purchase. Class Y shares convert to Class A shares when the value of an investors account in Class Y shares reach $1 million or more. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class A shares may be subject to a CDSC of 1%. Class R, Class Y and Class Z shares are not subject to any sales or redemption charge. Class Z is offered exclusively for sale to a limited group of investors.

There are 281.25 million authorized shares of $.001 par value common stock, divided into six classes, which consists of 31,250,000 authorized shares of each of Class A, Class B, Class C, Class R and Class Z common stock and 125,000,000 shares of Class Y. As of December 31, 2005, Prudential owned 1 share each of Class A, B, C, Z and Y and 256 shares of Class R.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2005:
Shares sold	154,663	$1,497,556
Shares issued in reinvestment of dividends	16,076	155,364
Shares reacquired	(1,466,430)	(14,177,623)

Net increase (decrease) in shares outstanding before conversion	(1,295,691)	(12,524,703)
Shares issued upon conversion from Class B and Y	161,724	1,559,630

Net increase (decrease) in shares outstanding	(1,133,967)	$(10,965,073)

Year ended December 31, 2004:
Shares sold	3,852,158	$37,885,406
Shares issued in reinvestment of dividends	87,722	860,724
Shares reacquired	(9,295,625)	(91,176,232)

Net increase (decrease) in shares outstanding before conversion	(5,355,745)	(52,430,102)
Shares issued upon conversion from Class B and Class Y	916,326	8,977,398

Net increase (decrease) in shares outstanding	(4,439,419)	$(43,452,704)

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Class B	Shares	Amount
Year ended December 31, 2005:
Shares sold	42,875	$414,224
Shares issued in reinvestment of dividends	3,695	35,706
Shares reacquired	(158,979)	(1,536,765)

Net increase (decrease) in shares outstanding before conversion	(112,409)	(1,086,835)
Shares redeemed upon conversion to Class A	(26,696)	(258,160)

Net increase (decrease) in shares outstanding	(139,105)	$(1,344,995)

Year ended December 31, 2004:
Shares sold	129,042	$1,264,911
Shares issued in reinvestment of dividends	6,088	59,555
Shares reacquired	(171,321)	(1,679,815)

Net increase (decrease) in shares outstanding before conversion	(36,191)	(355,349)
Shares redeemed upon conversion to Class A	(12,188)	(118,955)

Net increase (decrease) in shares outstanding	(48,379)	$(474,304)

Class C
Year ended December 31, 2005:
Shares sold	27,512	$266,041
Shares issued in reinvestment of dividends	1,115	10,775
Shares reacquired	(48,279)	(467,068)

Net increase (decrease) in shares outstanding	(19,652)	$(190,252)

Year ended December 31, 2004:
Shares sold	54,676	$538,427
Shares issued in reinvestment of dividends	2,158	21,135
Shares reacquired	(127,616)	(1,256,116)

Net increase (decrease) in shares outstanding	(70,782)	$(696,554)

Class R
Period ended December 31, 2005:
Shares sold	—	$—
Shares issued in reinvestment of dividends	—	—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	—	$—

Period ended December 31, 2004:*
Shares sold	256	$2,500
Shares issued in reinvestment of dividends	—	—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	256	$2,500

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	35

Notes to Financial Statements

Cont’d

Class Y
Year ended December 31, 2005:
Shares sold	1,510,782	$14,603,426
Shares issued in reinvestment of distributions	240,105	2,318,351
Shares reacquired	(9,382,761)	(90,625,519)

Net increase (decrease) in shares outstanding before conversion	(7,631,874)	(73,703,742)
Shares redeemed upon conversion to Class A	(135,007)	(1,301,470)

Net increase (decrease) in shares outstanding	(7,766,881)	$(75,005,212)

Year ended December 31, 2004:
Shares sold	10,744,535	$105,525,561
Shares issued in reinvestment of dividends	525,045	5,138,870
Shares reacquired	(24,017,023)	(235,399,991)

Net increase (decrease) in shares outstanding before conversion	(12,747,443)	(124,735,560)
Shares redeemed upon conversion to Class A	(904,157)	(8,858,443)

Net increase (decrease) in shares outstanding	(13,651,600)	$(133,594,003)

Class Z
Year ended December 31, 2005:
Shares sold	1,105,889	$10,692,283
Shares issued in reinvestment of dividends	98,029	946,928
Shares reacquired	(2,905,153)	(28,073,894)

Net increase (decrease) in shares outstanding	(1,701,235)	$(16,434,683)

Year ended December 31, 2004:
Shares sold	3,490,713	$34,271,005
Shares issued in reinvestment of dividends	130,094	1,271,583
Shares reacquired	(4,348,705)	(42,668,273)

Net increase (decrease) in shares outstanding	(727,898)	$(7,125,685)

*	Class R commenced on June 14, 2004.

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Financial Highlights

	Class A
	Year Ended December 31, 2005	Year Ended December 31, 2004	April 2, 2003(a) through December 31, 2003
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.69	$9.89	$10.00

Income (loss) from investment operations:
Net investment income(b)	.24	.10	0.11	(c)
Net realized and unrealized gain (loss) on investment transactions	(.02)	.01	(.02)

Total from investment operations	.22	.11	.09

Less Distributions:
Dividends from net investment income	(.27)	(.31)	(.20)

Net asset value, end of period	$9.64	$9.69	$9.89

Total Investment Return(d):	2.27%	1.10%	.89%
Ratios/Supplemental Data (e):
Net assets, end of period (000)	$6,049	$17,071	$61,342
Average net assets (000)	$9,571	$40,749	$67,777
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(f)	.98%	.78%	.78	%(g)
Expenses, excluding distribution and service (12b-1) fees	.73%	.53%	.53	%(g)
Net investment income	2.44%	2.19%	1.54	%(g)
For Class A, B, C, R, Y and Z shares:
Portfolio turnover rate	13%	19%	19	%(h)

(a)	Commencement of offering of Class A shares.
(b)	Net of management fee waiver.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods of less than one full year is not annualized.
(e)	The manager of the Fund has voluntarily agreed to waive a portion of the management fee which amounted to .17 of 1% of Portfolio’s average daily net assets at December 31, 2005. If the manager had not waived expenses , the annual expenses (both including and excluding distribution and service (12b-1)fees) and net investment income ratios would be 1.15%, .90% and 2.27%, respectively, for the year ended December 31, 2005 and 1.02%, .77% and 1.95%, respectively, for the year ended December 31, 2004 and 1.08%, .83% and 1.24%, respectively for the period ended December 31, 2003.
(f)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.
(g)	Ratios presented above have been annualized from the date of the first subscription which occurred on April 2, 2003.
(h)	Not Annualized.

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	37

Financial Highlights

Cont’d

	Class B
	Year Ended December 31, 2005	Year Ended December 31, 2004	April 16, 2003(a) through December 31, 2003
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.70	$9.90	$10.00

Income (loss) from investment operations:
Net investment income(b)	.17	.04	.06	(c)
Net realized and unrealized loss on investment transactions	(.03)	(.01)	(.02)

Total from investment operations	.14	.03	.04

Less Distributions:
Dividends from net investment income	(.20)	(.23)	(.14)

Net asset value, end of period	$9.64	$9.70	$9.90

Total Investment Return(d):	1.41%	.34%	.44%
Ratios/Supplemental Data(e):
Net assets, end of period (000)	$2,141	$3,502	$4,054
Average net assets (000)	$2,828	$3,829	$3,041
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.73%	1.53%	1.54	%(f)
Expenses, excluding distribution and service (12b-1) fees	.73%	.53%	.54	%(f)
Net investment income	1.71%	.54%	.83	%(f)

(a)	Commencement of offering of Class B shares.
(b)	Net of management fee waiver.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods of less than one full year is not annualized.
(e)	The manager of the Fund has voluntarily agreed to waive a portion of the management fee which amounted to .17 of 1% of Portfolio’s average daily net assets at December 31, 2005. If the manager had not waived expenses , the annual expenses (both including and excluding distribution and service (12b-1)fees) and net investment income ratios would be 1.90%, .90% and 1.54%, respectively, for the year ended December 31, 2005 and 1.77%, .77% and .30%, respectively, for the year ended December 31, 2004 and 1.84%, .84% and .52%, respectively for the period ended December 31, 2003.
(f)	Ratios presented above have been annualized from the date of the first subscription which occurred on April 16, 2003.

See Notes to Financial Statements.

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	Class C
	Year Ended December 31, 2005	Year Ended December 31, 2004	April 27, 2003(a) through December 31, 2003
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.70	$9.90	$10.00

Income (loss) from investment operations:
Net investment income(b)	.19	.06	.07	(c)
Net realized and unrealized loss on investment transactions	(.03)	(.00 )*	(.02)

Total from investment operations	.16	.06	.05

Less Distributions:
Dividends from net investment income	(.22)	(.26)	(.15)

Net asset value, end of period	$9.64	$9.70	$9.90

Total Investment Return(d):	1.66%	.60%	.51%
Ratios/Supplemental Data(e):
Net assets, end of period (000)	$426	$619	$1,333
Average net assets (000)	$540	$909	$699
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(f)	1.48%	1.28%	1.3	%(g)
Expenses, excluding distribution and service (12b-1) fees	.73%	.53%	.55	%(g)
Net investment income	1.97%	1.23%	1.09	%(g)

(a)	Commencement of offering of Class C shares.
(b)	Net of management fee waiver.
(c)	Calculated based upon weighted average shares outstanding during the period.
(d)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods of less than one full year is not annualized.
(e)	The manager of the Fund has voluntarily agreed to waive a portion of the management fee which amounted to .17 of 1% of Portfolio’s average daily net assets at December 31, 2005. If the manager had not waived expenses , the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.65%, .90% and 1.80%, respectively, for the year ended December 31, 2005 and 1.52%, .77% and .99%, respectively, for the year ended December 31, 2004 and 1.60%, .85% and .76%, respectively for the period ended December 31, 2003.
(f)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average net assets of the Class C shares.
(g)	Ratios presented above have been annualized from the date of the first subscription which occurred on April 27, 2003.
*	Amount represents less than $0.005 per share.

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	39

Financial Highlights

Cont’d

	Class R
	Year Ended December 31, 2005	June 14, 2004(a) through December 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.69	$9.77

Income (loss) from investment operations:
Net investment income(b)	.23	(.01)
Net realized and unrealized loss on investment transactions	(.02)	.12

Total from investment operations	.21	.11

Less Distributions:
Dividends from net investment income	(.26)	(.19)

Net asset value, end of period	$9.64	$9.69

Total Investment Return(c):	2.18%	1.21%
Ratios/Supplemental Data(d):
Net assets, end of period	$2,469 (e)	$2,482	(e)
Average net assets	$2,475 (e)	$1,576	(e)
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(f)	1.23%	1.03	%(g)
Expenses, excluding distribution and service (12b-1) fees	.73%	.53	%(g)
Net investment income	2.38%	(2.28	)%(g)

(a)	Commencement of offering of Class R shares.
(b)	Net of management fee waiver.
(c)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods of less than one full year is not annualized.
(d)	The manager of the Fund has voluntarily agreed to waive a portion of the management fee which amounted to .17 of 1% of Portfolio’s average daily net assets at December 31, 2005. If the manager had not waived expenses , the annual expenses (both including and excluding distribution and service (12b-1)fees) and net investment income ratios would be 1.40%, .90% and 2.21%, respectively, for the year ended December 31, 2005 and 1.27%, .77% and .(2.52)%, respectively, for the period ended December 31, 2004.
(e)	Figure is actual and not rounded to the nearest thousand.
(f)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average net assets of the Class R shares.
(g)	Ratios presented above have been annualized from the date of the first subscription which occurred on June 14, 2004.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

	Class Y
	Year Ended December 31, 2005	Year Ended December 31, 2004	April 2, 2003(a) through December 31, 2003
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.69	$9.89	$10.00

Income (loss) from investment operations:
Net investment income(b)	.21	.09	.09	(c)
Net realized and unrealized loss on investment transactions	(.03)	(.01)	(.02)

Total from investment operations	.18	.08	.07

Less Distributions:
Dividends from net investment income	(.24)	(.28)	(.18)

Net asset value, end of period	$9.63	$9.69	$9.89

Total Investment Return(d):	1.91%	.84%	.73%
Ratios/Supplemental Data(e):
Net assets, end of period (000)	$75,162	$150,816	$289,021
Average net assets (000)	$112,139	$220,088	$280,580
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(f)	1.23%	1.03%	1.03	%(g)
Expenses, excluding distribution and service (12b-1) fees	.73%	.53%	.53	%(g)
Net investment income	2.20%	1.45%	1.28	%(g)

(a)	Commencement of offering of Class Y shares.
(b)	Net of management fee waiver.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods of less than one full year is not annualized.
(e)	The manager of the Fund has voluntarily agreed to waive a portion of the management fee which amounted to .17 of 1% of Portfolio’s average daily net assets at December 31, 2005. If the manager had not waived expenses , the annual expenses (both including and excluding distribution and service (12b-1)fees) and net investment income ratios would be 1.40%, .90% and 2.03%, respectively, for the year ended December 31, 2005 and 1.27%, .77% and 1.21%, respectively, for the year ended December 31, 2004 and 1.33%, .83% and .98%, respectively for the period ended December 31, 2003.
(f)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average net assets of the Class Y shares.
(g)	Ratios presented above have been annualized from the date of the first subscription which occurred on April 2, 2003.

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	41

Financial Highlights

Cont’d

	Class Z
	Year Ended December 31, 2005	Year Ended December 31, 2004	April 2, 2003(a) through December 31, 2003
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.69	$9.89	$10.00

Income (loss) from investment operations:
Net investment income(b)	.27	.14	.13	(c)
Net realized and unrealized loss on investment transactions	(.03)	(.01)	(.02)

Total from investment operations	.24	.13	.11

Less Distributions:
Dividends from net investment income	(.29)	(.33)	(.22)

Net asset value, end of period	$9.64	$9.69	$9.89

Total Return(d):	2.54%	1.35%	1.06%
Ratios/Supplemental Data(e):
Net assets, end of year (000)	$23,530	$40,147	$48,193
Average net assets (000)	$31,912	$44,429	$45,037
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.73%	.53%	.53	%(f)
Expenses, excluding distribution and service (12b-1) fees	.73%	.53%	.53	%(f)
Net investment income	2.71%	1.56%	1.81	%(f)

(a)	Commencement of offering of Class Z shares.
(b)	Net of management fee waiver.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods of less than one full year is not annualized.
(e)	The manager of the Fund has voluntarily agreed to waive a portion of the management fee which amounted to .17 of 1% of Portfolio’s average daily net assets at December 31, 2005. If the manager had not waived expenses , the annual expenses (both including and excluding distribution and service (12b-1)fees) and net investment income ratios would be .90%, .90% and 2.54%, respectively, for the year ended December 31, 2005 and ..77%, .77% and 1.32%, respectively, for the year ended December 31, 2004 and .83%, .83% and 1.51%, respectively for the period ended December 31, 2003.
(f)	Ratios presented above have been annualized from the date of the first subscription which occurred on April 2, 2003.

See Notes to Financial Statements.

42	Visit our website at www.jennisondryden.com

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund

We have audited the accompanying statement of assets and liabilities of Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004, were audited by another independent registered public accounting firm, whose report dated February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 27, 2006

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	43

Federal Income Tax Information

(unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (December 31, 2005) as to the federal income tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal period ended December 31, 2005, the Fund paid dividends of $.27 for Class A, $.20 for Class B, $.22 for Class C, $.26 for Class R, $.24 for Class Y and $.29 for Class Z shares of ordinary income, which is taxable as such.

Further, we wish to advise you that none of the ordinary income dividends paid in the fiscal year ended December 31, 2005 qualified for the corporate dividend received deduction available to corporate taxpayers. Only Funds that invest in U.S. equity securities are entitled to pass through a corporate dividends received deduction.

The Fund intends to designate 100% of the ordinary income dividends as qualified interest income under The American Jobs Creation Act of 2004.

In January 2006, you will be advised on IRS 1099 DIV or substitute Form 1099, as to the Federal tax status of the distributions received by you in calendar year 2005.

44	Visit our website at www.jennisondryden.com

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (53), Director since 2005 Oversees 81 portfolios in the Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other directorships held: Director of Dynegy Inc. (energy services) (since September 2002); Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71), Director since 2003(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications);

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001) of Gannett Co. Inc. (publishing & media), formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held: (4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Director since 1993(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	45

Robin B. Smith (66), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992), Director (since January 2005) of The High Yield Plus Fund, Inc.

Stephen G. Stoneburn (62), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (67), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (58), President since 2003 and Director since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Director (since May 2003) and Executive Vice President (since June 2005) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (59), Vice President and Director since 1996(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) of PI; Executive Vice President (since December 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and

46	Visit our website at www.jennisondryden.com

Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 1996(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Chief Legal Officer of The High Yield Income Fund, Inc. and The High Yield Plus Fund, Inc.; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Pl; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential, Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (31), Assistant Secretary since 2005

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Helene Gurian (52), Acting Anti-Money Laundering Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President, Prudential (since July 1997): Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1996(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

(†)	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	47

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

48	Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/05
	One Year	Since Inception
Class A	1.27%	1.55%
Class B	–3.56	–0.26
Class C	0.67	1.03
Class R	2.18	2.19
Class Y	1.91	1.26
Class Z	2.54	1.80

Average Annual Total Returns (Without Sales Charges) as of 12/31/05
	One Year	Since Inception
Class A	2.27%	1.55%
Class B	1.41	0.80
Class C	1.66	1.03
Class R	2.18	2.19
Class Y	1.91	1.26
Class Z	2.54	1.80

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, Y, and Z, 4/2/03; Class B, 4/16/03; Class C, 4/27/03; and Class R, 6/14/04.

The graph compares a $10,000 investment in the Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund (Class A shares) with a similar investment in the Merrill Lynch 1-Year U.S. Treasury Note Index by portraying the initial account values at the commencement of operations of Class A shares (April 2, 2003) and the account values at the end of the current fiscal year (December 31, 2005) as measured on a quarterly basis. The Merrill Lynch 1-Year U.S. Treasury Note Index data is measured from the closest month-end to inception date (March 31, 2003), and not from the Fund’s actual inception date.

For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, R, Y, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a management fee waiver, and the distribution and service (12b-1) fee waiver of 0.05% for Class A shares through December 31, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Merrill Lynch 1-Year U.S. Treasury Note Index is an unmanaged index that comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding originally issued two-year treasury note that matures closest to one year from the rebalancing date. The Index gives a broad look at how bonds have performed. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of debt funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Without the management fee waiver, and the distribution and service (12b-1) fee waiver of 0.05%, 0.25%, 0.25% and 0.25% for Class A, C, R, and Y shares respectively, the returns for these classes would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for shares redeemed within 12 months of purchase and a 12b-1 fee of 1.00% annually. Class R shares are subject to a 12b-1 fee of 0.75% annually. Class Y shares are subject to a 12b-1 fee of 0.75% annually. Under certain circumstances, Class Y shares may be eligible to convert to Class A shares. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadvisor the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.jennisondryden.com and on the Commission’s website at www.sec.gov.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISOR	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie, Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings on its website as of the end of the month within approximately 30 days after the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund
Share Class	A	B	C	R	Y	Z
NASDAQ	PDUAX	N/A	N/A	N/A	PDUYX	PDUZX
CUSIP	26248R107	26248R206	26248R305	26249P100	26248R503	26248R404

MF193E       IFS-A114986       Ed. 02/2006

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2005 and December 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $44,200 and $44,200, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended December 31, 2005, KPMG, the Registrant’s principal accountant, billed the Registrant $1,826 for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements. Professional services rendered included those in connection with additional audit procedures related to the conversion of shareholder accounts. For the fiscal year ended December 31, 2004, KPMG, the Registrant’s principal accountant, did not bill the Registrant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) were approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2005 and 2004. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2005 and 2004 was $49,174 and $33,500, respectively.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Short-Term Bond Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date February 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date February 24, 2006

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 24, 2006

*	Print the name and title of each signing officer under his or her signature.